UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement         [ ]     Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Under Rule
       14a-12


                      NATURALLY ADVANCED TECHNOLOGIES INC.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)



    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

           [X]    No fee required

           [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                      __________________________________________________________

                  (2) Aggregate number of securities to which transaction
                      applies:

                      __________________________________________________________

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      __________________________________________________________

                  (4) Proposed maximum aggregate value of the transaction:

                      __________________________________________________________

                  (5) Total fee paid:

                      __________________________________________________________

           [ ]    Fee paid previously with preliminary materials:

           [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount previously paid:

                      __________________________________________________________

                  (2) Form, Schedule or Registration Statement No.:

                      __________________________________________________________

                  (3) Filing Party:

                      __________________________________________________________

                  (4) Date Filed:

                      __________________________________________________________

      [NAT LOGO APPEARS HERE]
                NAT
NATURALLY ADVANCED TECHNOLOGIES INC.


June 5, 2008

Dear Shareholders,

2007 has been another record breaking year for Naturally Advanced Technologies Inc. (the "Company"). Our apparel business, HT naturals, posted gains of 96% over last year, and continues to record similar numbers into 2008, as our apparel lines gain greater acceptance across broader distribution channels. The continued strengthening of our apparel presence in sustainable and organic apparel markets will allow us to strategically use our own CRAILAR(R) yarns in apparel initiatives that will showcase our technology in 2009.

Our CRAILAR(R) technology continued to evolve in 2007, as proof of concept trials began to confirm our theories that we were creating entirely new platforms in organic fibers and advanced materials, thanks to our patent pending enzyme process created in conjunction with the National Research Council of Canada, and our Master Services agreement with the Alberta Research Council. Our patent pending decortication and pulping technology, created by the ARC, not only encompasses performance yarns and composites, but now includes applications in high grade cellulose pulps, that produce absorbent paper products in the consumer market, as well as plastics and acetate films.

We are on the brink of commencing construction of our first decortication facility in Craik, Saskatchewan, which will produce the fiber to be used in our cellulose pulp, which we intend to pulp in partnership with existing underutilized pulping facilities in North America. On the CRAILAR(R) organic fiber side of the business, it is our intention to set up our first enzyme processing facility in China early in 2009, which will utilize abundant Chinese hemp crop, in close proximity to global apparel production in Asia.

We have completed bulk trials on all of our CRAILAR(R) processes in conjunction with potential global partners who are interested in partnering with us to take our CRAILAR(R) technology to market. We believe that this is a prudent strategy for entering global, multi billion dollar markets, and that the Company should focus on producing ground breaking research with its research partners, while maximizing our ability to work with global brands to create a pull through product introduction and marketing platform.

Our share price has been trading consistently in the US$1.50 - US$1.85 range confirming our market potential and the potential of this industry. On behalf of the Board, thank you for your support.

To your ongoing health and  longevity,



/s/ KEN BARKER
_________________
Ken Barker, CEO
Portland, OR, USA






[Crailar Logo Appears Here] [HTnaturals Logo Appears Here] [Organic Logo Appears Here] [Co-op America Logo Appears Here]


                                      NATURALLY ADVANCED TECHNOLOGIES INC.
402-1008 Homer Street Vancouver, BC Canada V6B 2X1 * T: 604.683.8582 * F: 604.683.8586 * toll-free: 866.436.7869
            www.naturallyadvanced.com * www.crailar.com * www.htnaturals.com * E:info@htnaturals.com


                      NATURALLY ADVANCED TECHNOLOGIES INC.
                          Suite 402, 1008 Homer Street
                   Vancouver, British Columbia CANADA V6B 2X1
                 Telephone: 604-683-8582 Facsimile: 604-683-8586
                            www.naturallyadvanced.com

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the shareholders of NATURALLY ADVANCED TECHNOLOGIES INC. (the "Company") will be held at 500 Granville Street, Vancouver, British Columbia V6C 1W6, on Thursday, July 10, 2008, at 2:00 p.m. (Vancouver time) for the following purposes:

1. To table and consider the audited financial statements of the Company for the fiscal year ended December 31, 2007, the report of the auditor thereon and the related management discussion and analysis;

2.   To appoint an auditor for the ensuing year;

3.   To set the number of directors at seven;

4.   To elect the directors for the ensuing year;

5.   To approve the Company's stock option plan; and

6. To transact such other business as may properly come before the Annual General Meeting or any adjournment or adjournments thereof.

AN INFORMATION CIRCULAR ACCOMPANIES THIS NOTICE OF MEETING. THE INFORMATION CIRCULAR CONTAINS DETAILS OF MATTERS TO BE CONSIDERED AT THE MEETING.

SHAREHOLDERS OF RECORD ON THE COMPANY'S BOOKS AT THE CLOSE OF BUSINESS ON JUNE 5, 2008 ARE ENTITLED TO NOTICE OF AND TO ATTEND AND VOTE AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. PURSUANT TO THE COMPANY'S GOVERNING DOCUMENTS, EACH SHARE IS ENTITLED TO ONE VOTE.

Registered Shareholders who are unable to attend the Meeting in person and who wish to ensure that their shares will be voted at the Meeting are requested to complete, sign, date and return the enclosed form of proxy and deliver it in accordance with the instructions set out in the form of proxy and in the Information Circular.

NON-REGISTERED SHAREHOLDERS WHO PLAN TO ATTEND THE MEETING MUST FOLLOW THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY OR VOTING INSTRUCTION FORM AND IN THE INFORMATION CIRCULAR TO ENSURE THAT THEIR SHARES WILL BE VOTED AT THE MEETING. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT YOU ARE NOT A REGISTERED SHAREHOLDER.

Dated at Vancouver, British Columbia this 5th day of June, 2008.

                      BY ORDER OF THE BOARD OF DIRECTORS OF
                      NATURALLY ADVANCED TECHNOLOGIES INC.

                                "KENNETH BARKER"

                                 Kenneth Barker,
                     Chief Executive Officer and a Director

                      NATURALLY ADVANCED TECHNOLOGIES INC.
                          Suite 402, 1008 Homer Street
                   Vancouver, British Columbia CANADA V6B 2X1
                 Telephone: 604-683-8582 Facsimile: 604-683-8586
                            www.naturallyadvanced.com

                              INFORMATION CIRCULAR
                               as at June 5, 2008

================================================================================


THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF NATURALLY ADVANCED TECHNOLOGIES INC. (THE
"COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF ITS SHAREHOLDERS TO BE HELD ON THURSDAY, JULY 10, 2008, AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF THE MEETING AND ANY ADJOURNMENT THEREOF.

In this Information Circular, references to "the Company", "we" and "our" refer to NATURALLY ADVANCED TECHOLOGIES INC. "Common Shares" means common shares without par value in the capital of the Company. "Beneficial Shareholders" (also known as "Non-Registered Shareholders") means shareholders who do not hold Common Shares in their own name and "intermediaries" refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders and "Non-Registered Shareholders".


                            GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail. Proxies may be solicited personally or by telephone by directors, officers and employees of the Company. The Company will bear all costs of this solicitation. We have arranged for intermediaries to forward the Meeting materials to beneficial owners of the Common Shares held of record by those intermediaries and we may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

APPOINTMENT OF PROXYHOLDERS

The persons names in the accompanying form of proxy (the "Proxy") are KENNETH BARKER, the Chief Executive Officer and a Director of the Company and JASON FINNIS, the President, Chief Operating Officer and a Director of the Company. IF YOU ARE A SHAREHOLDER ENTITLED TO VOTE AT THE MEETING YOU HAVE THE RIGHT TO APPOINT A PERSON OR COMPANY, OTHER THAN THE PERSONS DESIGNATED IN THE PROXY, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT FOR YOU AND ON YOUR BEHALF AT THE MEETING. YOU MAY DO SO EITHER BY:

1. INSERTING THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY; OR

2.   BY COMPLETING AND DELIVERING ANOTHER SUITABLE FORM OF PROXY.

VOTING BY PROXYHOLDER

The persons names in the Proxy will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

1. each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors;

2.   any amendment to or variation of any matter identified therein; and

3.   any other matter that properly comes before the Meeting.

IN RESPECT OF A MATTER FOR WHICH A CHOICE IS NOT SPECIFIED IN THE PROXY, THE PERSONS NAMED IN THE PROXY WILL VOTE THE COMMON SHARES REPRESENTED BY THE PROXY FOR THE APPROVAL OF SUCH MATTER.

REGISTERED SHAREHOLDERS

Registered shareholders may wish to vote by proxy whether or not they are able to attend the Meeting in person. Registered shareholders submitting a proxy may do so by:

1. completing, dating and signing the enclosed Proxy and returning it to the Company's transfer agent, Computeshare Investor Services Inc. ("Computershare") by fax within North America at 1-866-249-7775, outside of North America at 416-263-9524, or by mail or by hand to the 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1;

2. using a touch-tone phone to transmit voting choices to a toll free number at 1-866-732-8683 and following the instructions of the voice response system by providing the Control Number, Holder Account Number and Access Number located on the Proxy; or

3. using the internet through the website of Computershare Investor Services Inc. at www.investorvote.com;

in all cases ensuring that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or any adjournment thereof at which the Proxy is to be used.

NON-REGISTERED SHAREHOLDERS

THE INFORMATION IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO SHAREHOLDERS WHO DO NOT HOLD COMMON SHARES IN THEIR OWN NAME.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.

Most shareholders of the Company are "non-registered" shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of shares which are held on behalf of that person (the "Non-Registered Holder") but which are registered either:

     (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares; or

     (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the Intermediary is a participant.

In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular and the Proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered holders who have not waived the right to receive Meeting Materials will either:

     (a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with Computershare as provided above; or

     (b) more typically, be given a voting instruction form which is not signed by the Intermediary, and which when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the Management Proxyholders named in the form and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

REVOCABILITY OF PROXY

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

1. executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder's authorized attorney in writing, or, if the registered shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare Investor Services Inc, 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening of the Meeting, or to the Chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law; or

2. personally attending the Meeting and voting the registered shareholder's Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.


                    INTEREST OF CERTAIN PERSONS OR COMPANIES
                           IN MATTERS TO BE ACTED UPON

No directors or executive officers of the Company, or any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, either direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors, the appointment of the auditor and as may be set out in this Information Circular.


          VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The board of directors of the Company (the "Board") has fixed June 5, 2008, as the record date (the "Record Date") for determination of persons entitled to receive notice of the Meeting. Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

The Company is authorized to issue 100,000,000 Common Shares without par value. As at the date of this Information Circular, 28,771,404 Common Shares without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting.

The Board of Directors and Officers of the Company are soliciting proxies by issuance of the within Information Circular. Those persons, their present offices and their common shares beneficially owned in the Company, directly or indirectly, are reflected below together with the names of those individuals who beneficially own, directly or indirectly, or exercise control or direction, over common shares carrying more than 5% of the voting rights attached to any class of voting securities of the Company:


_____________________________________________________________________________________
                                                                        Percentage of
                                                       Number of         Outstanding
Name of Voting Shareholder                            Shares Held       Voting Shares
_____________________________________________________________________________________

MAJOR SHAREHOLDERS:

Dennis W. Howitt Trust                                3,200,000            11.12%

Chen Yen Yeo                                          2,000,000             6.95%
_____________________________________________________________________________________

OFFICERS AND DIRECTORS:

Kenneth Barker,                                       3,928,574(1)         13.65%
Chief Executive Officer and a Director

Robert Edmunds,                                       1,931,030(2)          6.71%
Director

Jason Finnis                                          2,934,550(3)         10.19%
President, Chief Operating Officer and Director

Larisa Harrison                                       2,934,550(3)         10.19%
Chief Administration Officer, Secretary,
Treasurer and Director

Miljenko Horvat                                       2,123,000(4)          6.96%
Chairman and Director

Peter Moore                                           2,075,000(5)          7.21%
Director

Guy Prevost                                             612,063(6)          2.13%
Chief Financial Officer and Director

All Officers and Directors as a Group                13,604,217(7)         47.28%
(7 members)
_____________________________________________________________________________________

NOTES:

(1) This figure consists of: (a) 1,264,287 Common Shares, of which 300,000 Common Shares are held of record by Meriwether Investments LLC (of which Mr. Barker has a 50% equity ownership interest) and 964,287 Common Shares are held of record by Meriwether Capital Partners LP (of which Mr. Barker has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners
     LP); (b) Meriwether Investments LLC holds options to acquire 1,700,000 Common Shares; and (c) Meriwether Capital Partners LP holds warrants to acquire 964,287 Common Shares.
(2) This figure consists of: (a) 1,628,530 Common Shares held by Mr. Edmunds and 240,000 Common Shares held by Lesley Hayes, the wife of Mr. Edmunds;
     (b) Mr. Edmunds also holds options to acquire 50,000 Common Shares; and (c) Ms. Hayes holds options to acquire 12,500 Common Shares.

(3) This figure consists of (a) 2,124,550 Common Shares held jointly by Jason Finnis and Larisa Harrison; and (b) Mr. Finnis and Ms. Harrison combined hold options to acquire 810,000 Common Shares (Mr. Finnis 400,000 options and Ms. Harrison 410,000 options).
(4) This figure consists of: (a) 1,288,000 Common Shares; (b) options to acquire 85,000 Common Shares; and (c) warrants to acquire 750,000 Common Shares.
(5) This figure consists of: (a) 2,000,000 Common Shares; and (b) options to acquire 75,000 Common Shares.
(6) This figure consists of: (a) 12,063 Common Shares; and (b) options to acquire 600,000 Common Shares.
(7) This figure consists of (a) 8,557,430 Common Shares; (b) options to acquire 3,332,500 Common Shares; and (c) warrants to acquire 1,714,287 Common Shares.

                              ELECTION OF DIRECTORS

SETTING NUMBER OF DIRECTORS

The management of the Company proposes that the number of directors to be elected at the Meeting be set at seven. Shareholders will be requested to approve an ordinary resolution that the number of directors be fixed at seven.

ELECTION OF DIRECTORS

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director's office is earlier vacated in accordance with the provisions of the BUSINESS CORPORATIONS ACT (British Columbia), each director elected will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected.

The following table sets out the names of management's nominees for election as directors, all major offices and positions with the Company and any of its significant affiliates each now holds, each nominee's principal occupation, business or employment for the five preceding years for new director nominees, the period of time during which each has been a director of the Company and the number of Common Shares of the Company owned by each, directly or indirectly, or over which each exercised control or direction, as at the date of this Information Circular.


                                                  Number of Shares
                                                    Directly or
 Name of Nominee, Present                            Indirectly
Position with the Company,                          Beneficially            Present Principal
    Province/State and                              Owned as at             Occupation, Business
   Country of Residence        Director Since       June 5, 2008            or Employment
_____________________________________________________________________________________________________

Kenneth Barker                  Jan. 11, 2006     1,264,287 (3)        President of The Meriwether
Chief Executive Officer                                                Group; CEO of Naturally
and Director                                                           Advanced Technologies Inc.
Oregon, USA
_____________________________________________________________________________________________________
Robert Edmunds(1)(2)            Dec. 15, 2000     1,868,530 (4)        Proprietor, President and
Director                                                               Director of No Drama Media
Alberta, Canada                                                        Corporation
_____________________________________________________________________________________________________



                                       7


                                                  Number of Shares
                                                    Directly or
 Name of Nominee, Present                            Indirectly
Position with the Company,                          Beneficially            Present Principal
    Province/State and                              Owned as at             Occupation, Business
   Country of Residence        Director Since       June 5, 2008            or Employment
_____________________________________________________________________________________________________

Jason Finnis                    Dec. 15, 2000     2,124,550 (5)(6)     President and COO of Naturally
President, Chief                                                       Advanced Technologies Inc.
Operating Officer
and Director
British Columbia, Canada
_____________________________________________________________________________________________________
Larisa Harrison(1)(2)           Dec. 15, 2000     2,124,550 (5)(7)     CAO, Secretary and Treasurer
Chief Administration                                                   of Naturally Advanced
Officer, Secretary,                                                    Technologies Inc.
Treasurer and Director
British Columbia, Canada
_____________________________________________________________________________________________________
Miljenko Horvat(1)(2)           July 11, 2006     1,288,000 (8)        President of Horvat Capital
Chairman and Director
British Columbia, Canada
_____________________________________________________________________________________________________
Peter Moore                     July 11, 2006     2,000,000 (9)        Proprietor and President of
Director                                                               What'a Ya Think Inc.
Oregon, USA
_____________________________________________________________________________________________________
Guy Prevost                     Nov. 14, 2005        12,063 (10)       CFO of Naturally Advanced
Chief Financial Officer                                                Technologies Inc.
and Director
British Columbia, Canada
_____________________________________________________________________________________________________

NOTES:

(1)  Member of audit committee.
(2)  Member of compensation committee.
(3) This figure consists of (a) 1,264,287 shares of common stock, of which 300,000 shares are held of record by Meriwether Investments LLC (of which Mr. Barker has a 50% equity ownership interest) and 964,287 shares are held of record by Meriwether Capital Partners LP (of which Mr. Barker has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners LP). Meriwether Investments LLC holds options to acquire 1,700,000 Common Shares. Meriwether Capital Partners LP holds warrants to acquire 964,287 Common Shares.
(4) This figure consists of 1,628,530 shares of common stock held by Mr. Edmunds and 240,000 shares of common stock held by Lesley Hayes, the wife of Mr. Edmunds. Mr. Edmunds also holds options to acquire 50,000 Common Shares. Ms. Hayes holds options to acquire 12,500 Common Shares.
(5)  Held jointly by Jason Finnis and Larisa Harrison.
(6)  Mr. Finnis also holds options to acquire 400,000 Common Shares.
(7)  Ms. Harrison also holds options to acquire 410,000 Common Shares.
(8) Mr. Horvat also holds options to acquire 85,000 Common Shares and warrants to acquire 750,000 Common Shares.
(9)  Mr. Moore also holds options to acquire 75,000 Common Shares.
(10) Mr. Prevost also holds options to acquire 600,000 Common Shares.

To the knowledge of management, no proposed director:

     (a) is, as of the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that:

          (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer;

          (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

     (b) is, as of the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

     (c) has within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.


                             EXECUTIVE COMPENSATION

     GENERAL PROVISIONS

     For  the purposes of this Information Circular:

     "Chief Executive Officer" or "CEO" means each individual who served as chief executive officer of the Company or acted in a similar capacity during the most recently completed financial year;

     "Chief Financial Officer" or "CFO" means each individual who served as chief financial officer or the Company or acted in a similar capacity during the most recently completed financial year;

     "long-term incentive plan" or "LTIP" means a plan providing compensation intended to motivate performance over a period greater than one financial year. LTIPs do not include option or SAR plans or plans for compensation through shares or units that are subject to restrictions on resale;

     "measurement period" means the period beginning at the "measurement point" which is established by the market close on the last trading day before the beginning of the Company's fifth preceding financial year, through and including the end of the Company's most recently completed financial year. If the class or series of securities has been publicly traded for a shorter period of time, the period covered by the comparison may correspond to that time period;

     "Named Executive Officers" or "NEOs" means the following individuals:

     (a)  each CEO;

     (b)  each CFO;

     (c) each of the Company's three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds $150,000; and

     (d) any additional individuals for whom disclosure would have been provided under (c) except that the individual was not serving as an officer of the Company at the end of the most recently completed financial year-end;

     "normal retirement age" means normal retirement age as defined in a pension plan or, if not defined, the earliest time at which a plan participant may retire without any benefit reduction due to age.

     "options" includes all options, share purchase warrants and rights granted by the Company or its subsidiaries as a compensation for employment services or office. An extension of an option or replacement grant is a grant of a new option. Also, options includes any grants made to a NEO by a third party or a non-subsidiary affiliate of the Company in respect of services to the Company or a subsidiary of the Company;

     "plan" includes, but is not limited to, any arrangement, whether or not set forth in any formal document and whether or not applicable to only one individual, under which cash, securities, options, SARs, phantom stock, warrants, convertible securities, shares or units that are subject to restrictions on resale, performance units and performance shares, or similar instruments may be received or purchased. It excludes the Canada Pension Plan, similar government plans and group life, health, hospitalization, medical reimbursement and relocation plans that are available generally to all salaried employees (for example, does not discriminate in scope, terms or operation in favour of executive officers or directors);

     "replacement grant" means the grant of an option or SAR reasonably related to any prior or potential cancellation of an option or SAR;

     "repricing" of an option or SAR means the adjustment or amendment of the exercise or base price of a previously awarded option or SAR. Any repricing occurring through the operation of a formula or mechanism in, or applicable to, the previously awarded option or SAR equally affecting all holders of the class of securities underlying the option or SAR is excluded; and

     "stock appreciation right" or "SAR" means a right, granted by a company or any of its subsidiaries as compensation for employment services or office to receive cash or an issue or transfer of securities based wholly or in part on the changes in the trading price of publicly traded securities.



SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                        ______________________________________     _______________________________________

                                                                              AWARDS               PAYOUTS
                                                                   ___________________________     _______
                                                                                     SHARES
                                                                   SECURITIES       OR UNITS
   NEO                                               OTHER           UNDER         SUBJECT TO                       ALL
 NAME AND                                            ANNUAL         OPTIONS          RESALE         LTIP          OTHER
PRINCIPAL                SALARY        BONUS      COMPENSATION      GRANTED       RESTRICTIONS     PAYOUTS     COMPENSATION
 POSITION      YEAR      (US$)         (US$)         (US$)            (#)            (US$)          (US$)         (US$)
   (A)         (B)        (C)           (D)           (E)             (F)             (G)            (H)           (I)
___________________________________________________________________________________________________________________________

Kenneth        2007     $150,000(5)       NIL         NIL           1,000,000            NIL         NIL           NIL
Barker(1)      2006     $ 62,500(5)       NIL         NIL             900,000            NIL         NIL           NIL
CEO
___________________________________________________________________________________________________________________________
Jerry          2006     $125,806          NIL         NIL              25,000            NIL         NIL           NIL
Kroll(2)       2005     $ 85,400          NIL         NIL             125,000            NIL         NIL           NIL
Former
CEO
___________________________________________________________________________________________________________________________
Guy            2007     $ 90,776       $7,500         NIL             350,000            NIL         NIL           NIL
Prevost(3)     2006     $ 74,656          NIL         NIL             125,000            NIL         NIL           NIL
CFO            2005     $ 49,580          NIL         NIL             100,000       $ 15,000         NIL           NIL
___________________________________________________________________________________________________________________________
Robert         2005          NIL          NIL         NIL              25,000            NIL         NIL           NIL
Edmunds(4)
Former
CFO
___________________________________________________________________________________________________________________________

NOTES:

(1)  Kenneth Barker was appointed CEO of the Company on August 24, 2006.

(2)  Jerry Kroll was CEO of the Company from October 6, 1998 to August 24, 2006.

(3)  Guy Prevost was appointed CFO of the Company on May 2, 2005.

(4)  Robert Edmunds was CFO of the Company from December 15, 2000 to May 2,
     2005.

(5)  See section "Termination of Employment, Change in Responsibilities and
     Employment Contracts" below.



LTIP -  AWARDS IN MOST RECENTLY COMPLETED FINANCIAL YEAR

No LTIP awards were made to a NEO during the financial year ended December 31, 2007.

OPTIONS

        OPTIONS GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The share options granted to the NEOs during the financial year ended December 31, 2007, were as follows:


                                                                            MARKET VALUE OF
                                                                              SECURITIES
                    SECURITIES,      PERCENT OF TOTAL                         UNDERLYING
                   UNDER OPTIONS      OPTIONS GRANTED      EXERCISE OR      OPTIONS OF THE
     NEO              GRANTED         TO EMPLOYEES IN       BASE PRICE       DATE OF GRANT       EXPIRATION
     NAME               (#)          FINANCIAL YEAR(2)     ($/SECURITY)     ($/SECURITY)(3)         DATE
     (A)                (B)                 (C)                (D)                (E)                (F)
_____________________________________________________________________________________________________________

Kenneth Barker     1,000,000 (1)          47.62%             US$0.75          US$140,000        Aug. 24, 2010
CEO
_____________________________________________________________________________________________________________
Guy Prevost          350,000              16.67%              US$0.50         US$136,500        May 15, 2010
CFO
_____________________________________________________________________________________________________________

NOTES:

(1) The stock options are granted in the name of Meriwether Investments LLC (of which Mr. Barker has a 50% equity ownership interest).
(2) A total of 2,100,000 options issued for the period January 1, 2007 to December 31, 2007.
(3) The closing price of the Company's shares on December 31, 2007, was US$0.89.



  AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES
                                                                                   VALUE OF
                                                                                UNEXERCISED IN
                                                                                  THE MONEY
                                                        UNEXERCISED               OPTIONS AT
                                                        OPTIONS AT                 FY-END(3)
                   SECURITIES                             FY-END                     ($)
                    ACQUIRED       AGGREGATE VALUE          (#)                  EXERCISABLE/
                   ON EXERCISE        REALIZED         EXERCISABLE/             UNEXERCISABLE
   NEO NAME            (#)               ($)           UNEXERCISABLE                 (E)
     (A)               (B)               (C)                (D)
_______________________________________________________________________________________________

Kenneth Barker         NIL               NIL             200,000 (1a)             US$78,000
CEO                                                    Exercisable              Exercisable

                       NIL               NIL             500,000 (1b)            US$290,000
                                                       Exercisable              Exercisable

                       NIL               NIL           1,000,000 (3c) /NIL       US$140,000/NIL
                                                       Exercisable              Exercisable

                       NIL               NIL           1,000,000 (1c)            US$140,000
                                                       Exercisable              Exercisable
_______________________________________________________________________________________________
Guy Prevost            NIL               NIL             100,000 (2a)             US$69,000
CFO                                                    Exercisable              Exercisable

                       NIL               NIL             125,000 (2b)             US$72,500
                                                       Exercisable              Exercisable

                       NIL               NIL             350,000 (4c)/NIL        US$126,500/NIL
                                                       Exercisable              Exercisable

                       NIL               NIL             350,000 (2c)            US$126,500
                                                       Exercisable              Exercisable
_______________________________________________________________________________________________

NOTES:

(1a) 200,000 stock options held by Meriwether Investments LLC (of which Mr.
     Barker has a 50% equity ownership interest) at an exercise price of US$0.50 expiring May 15, 2009.

(1b) 500,000 stock options held by Meriwether Investments LLC (of which Mr.
     Barker has a 50% equity ownership interest) at an exercise price of US$0.31 expiring August 15. 2009;

(1c) 1,000,000 stock options held by Meriwether Investments LCC (of which Mr.
     Barker has a 50% equity ownership interest) at an exercise price of US$0.75 per share expiring August 24, 2010.

(2a) 100,000 stock options at an exercise price of US$0.20 expiring May 10, 2008. Options were fully exercised in 2008.

(2b) 125,000 stock options at an exercise price of US$0.31 expiring August 23, 2009.

(2c) 350,000 stock options at an exercise price of US$0.50 expiring May 15, 2010.

(3) The Company's financial year end is December 31st and the closing price of the Company's shares on December 31, 2007, was US$0.89.


OPTIONS REPRICINGS

During the financial year ended December 31, 2007, the Company has not repriced downward any options held by any Named Executive Officer.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

CHANGES IN RESPONSIBILITIES

Effective July 31, 2007, Jerry Kroll's employment with the Company was terminated. On October 22, 2007, Mr. Kroll resigned as Chairman of the Company and on December 14, 2007, Mr. Kroll resigned as a director of the Company.

On October 22, 2007, Miljenko Horvat was appointment Chairman of the Company.

MANAGEMENT AND EMPLOYMENT CONTRACTS

As of the end of the financial year ended December 31, 2007, the Company was party to a CEO Executive Services Agreement (the "CEO Agreement") dated for reference as at August 24, 2007, with Meriwether Accelerators, LLC, a company controlled by Kenneth Barker, the CEO and a director of the Company. Under the CEO Agreement, Meriwether Accelerators LLC is to be paid US$12,500.00 per month plus reimbursement of out-of-pocket expenses (with the acknowledgment that an additional monthly fee of US$2,500 has been paid and will continue to be paid to the Meriwether Accelerators under a pre-existing services arrangement). The CEO Agreement can be terminated without cause by either party with 30 calendar days prior written notice.

COMPOSITION OF THE COMPENSATION COMMITTEE

The Company's Compensation Committee consists of three directors of the Company, Robert Edmunds, Larisa Harrison and Miljenko Horvat. The Compensation Committee was appointed by the board of directors on July 24, 2007.

During the financial year ended December 31, 2007, Miljenko Horvat was the Chairman of the Board of Directors of the Company.

During the financial year ended December 31, 2007, Larisa Harrison was the Chief Administration Officer, Secretary and Treasurer of the Company. Ms. Harrison is also the President and Secretary of the Company's wholly-owned subsidiary, HTNaturals Apparel Corp. and she is the Secretary of the Company's wholly-owned subsidiaries, 0697872 B.C. Ltd. and Crailar Fiber Technologies Inc.

REPORT ON EXECUTIVE COMPENSATION

The compensation reported in the above paragraphs, Summary Compensation Table, Options and Options Repricings were approved by the Compensation Committee on behalf of the Board of Directors of the Company.

The Compensation Committee is responsible for the development and supervision of the Company's approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company's expenses.

COMPENSATION OF DIRECTORS

Other than the management fees payable under the CEO Agreement described in "Termination of Employment, Change in Responsibilities and Employment Contracts" above, no direct or indirect remuneration has been paid or is payable by the Company to any of the directors of the Company for the financial year ended December 31, 2007, including no additional amounts payable for committee participation or special assignments.

There were no other arrangements under which the directors of the Company were compensated in their capacity as directors, consultants or experts by the Company during the financial year ended December 31, 2007.

The Company's directors received the following options under the Company's 2006 Stock Option Plan during the financial year ended December 31, 2007:


                                                           MARKET VALUE OF
                                                             SECURITIES
                                                             UNDERLYING
                     SECURITIES UNDER     EXERCISE OR      OPTIONS ON THE
                     OPTIONS GRANTED       BASE PRICE       DATE OF GRANT
NAME OF DIRECTOR           (#)            ($/SECURITY)     ($/SECURITY(1)      EXPIRATION DATE
______________________________________________________________________________________________

Kenneth Barker         1,000,000(2)         US$0.75         US$ 140,000.00     August 24, 2010
______________________________________________________________________________________________
Robert Edmunds            10,000            US$0.50         US$   3,900.00        May 15, 2010

                          25,000            US$0.80         US$   2,250.00      August 8, 2010
______________________________________________________________________________________________
Jason Finnis             150,000            US$0.80         US$  13,500.00      August 8, 2010
______________________________________________________________________________________________
Larisa Harrison           10,000            US$0.50         US$   3,900.00        May 15, 2010

                         150,000            US$0.80         US$  13,500.00      August 8, 2010
______________________________________________________________________________________________
Miljenko Horvat           10,000            US$0.50         US$   3,900.00        May 15, 2010

                          25,000            US$0.80         US$   2,250.00      August 8, 2010
______________________________________________________________________________________________
Jerry Kroll(3)            25,000            US$0.80         US$   2,250.00    October 31, 2008
______________________________________________________________________________________________
Peter Moore               25,000            US$0.80         US$   2,250.00      August 8, 2010
______________________________________________________________________________________________
Guy Prevost              350,000            US$0.50         US$ 136,500.00        May 15, 2010
______________________________________________________________________________________________

NOTES:

(1) The closing price of the Company's shares on December 31, 2007, was US$0.89.

(2)  Stock options held by Meriwether Investments LCC (of which Mr. Barker has a
     50% equity ownership interest) at an exercise price of US$0.75 per share expiring August 24, 2010.

(3) Mr. Kroll's employment with the Company was terminated on July 31, 2007, and he resigned as a director of the Company on December 14, 2007.


       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The only equity compensation plan which the Company currently has in place is its 2006 Stock Option Plan under which 10,000,000 shares are authorized. There are no outstanding options granted under the 2003 Stock Option Plan or the 2004 Stock Option Plan.

Shareholders are being asked to approve a new plan (See Section "Particulars of Matters to be Acted Upon").

The table set forth below presents the securities authorized for issuance with respect to the respective Stock Option Plans under which equity securities are authorized for issuance as of December 31, 2007.


EQUITY COMPENSATION PLAN INFORMATION

                                                                                     NUMBER OF SECURITIES
                                                                                     REMAINING AVAILABLE
                             NUMBER OF SECURITIES                                    FOR FUTURE ISSUANCE
                              TO BE ISSUED UPON           WEIGHTED-AVERAGE               UNDER EQUITY
                                 EXERCISE OF             EXERCISE PRICE OF            COMPENSATION PLANS
                             OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
                             WARRANTS AND RIGHTS        WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
    PLAN CATEGORY                   (A)                        (B)                          (C)
___________________________________________________________________________________________________________

Equity compensation                  N/A
plans approved by
securityholders

Equity compensation                  N/A
plans not approved by
securityholders

2006 Stock Option Plan            3,860,000                    $0.52                      6,140,000

Warrants                          2,990,242                    $0.78                         -0-
___________________________________________________________________________________________________________


                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No executive officers, directors, employees and former executive officers, directors and employees of the Company or any of its subsidiaries were indebted to the Company as of the Company's financial year ended December 31, 2007, or at any date within 30 days before the date of this Information Circular in connection with a purchase of securities and/or all other indebtedness.


              INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of management of the Company, no informed person (a director, officer or holder of 10% or more of the Common Shares) or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries during the year ended December 31, 2007, or has any interest in any material transaction in the current year other than as set out below:

1.       LEGAL PROCEEDINGS WITH FORMER CHIEF OPERATING OFFICER

On May 10, 2006, Guy Carpenter, our prior chief operating officer and a director ("Carpenter"), initiated legal proceedings against us by filing a Writ of Summons and Statement of Claim in the Supreme Court of British Columbia, civil action no. S-063043 (the "Complaint"). The Complaint generally alleges that: (i) we have breached an employment agreement between us and Carpenter and wrongfully terminated Carpenter's employment; and (ii) we are indebted to Carpenter for un-reimbursed business expenses incurred by Carpenter and for accrued and unpaid salary due and owing to Carpenter for a specified period of time.

The parties have come to an agreement in regards to this dispute and we will pay Carpenter US$132,500 in two payments, which will be six months apart with the first payment of $65,000 paid on April 8, 2008.

As of the date of this Information Circular, we are not aware of any other pending or existing legal proceedings involving our company or its officers and directors. We are not aware of any other proceedings being contemplated by any person or governmental authority against us, our properties or our officers and directors.

2.       LOAN AGREEMENT WITH ROBERT EDMUNDS

On May 5, 2006, the Company received a short-term working capital loan of $100,000 from a director, which was originally due and payable on September 30, 2006. The interest rate is 12% per annum and the loan is secured by a subordinated charge on the assets of the Company. On October 1, 2006, the director agreed to extend the short-term loan under the same terms and the loan is due on January 15, 2007. The interest accrued under the initial loan was paid on October 25, 2006, and an accrual for interest was made on December 31, 2006, in the amount of $3,025 which has been included in accrued liabilities. On January 15, 2007, the director agreed to extend the short-term loan until April 30, 2007. The loan was repaid on June 7, 2007, along with interest of $ 8,219.00.

On February 19, 2007, the Company signed a secured loan agreement with the same director for financing of apparel manufacturing. Under the terms of this agreement, the Company can borrow up to $400,000 at an interest rate of 12% with a 1% charge for each draw on the loan. On August 28, 2007, this amount was increased to $550,000. The loan is secured by a subordinated charge on the assets of the Company and will mature on February 28, 2008. The loan was subsequently renewed and will now mature on February 28, 2009. On March 21, 2007, the Company made a draw on the loan of $180,000 and further draws totaling $330,000 were made during the remainder of 2007, which remain outstanding at March 31, 2008. On March 7, 2008, the Company increased the amount available from the secured loan agreement to $700,000 and made an additional draw against the loan for $183,000 on March 8, 2008. An accrual for interest of $18,777 has been included in accrued liabilities as at March 31, 2008.

3.       PRIVATE PLACEMENTS

PRIVATE PLACEMENT - JANUARY 2007

In January 2007 the Company approved the selling, on a private placement basis, 857,145 units (the "Units") at a subscription price of US$0.35 per Unit for gross proceeds of $300,000.75. Each Unit being comprised of one common share and one non-transferable share purchase warrant of the Company. Each warrant is exercisable to purchase a further common share at the price of US$0.75 up to February 9, 2009.

Meriwether Capital Partners, L.P., (of which Kenneth Barker, CEO and a director of the Company, has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners L.P.) purchased 428,572 units in the private placement.

PRIVATE PLACEMENT - MAY 2007

In May 2007, the Company approved the selling, on a private placement basis, 750,000 units (the "Units") at a subscription price of US$0.40 per Unit for gross proceeds of $300,000.00. Each Unit being comprised of one common share and one non-transferable share purchase warrant of the Company. Each warrant is exercisable to purchase a further common share at the price of US$0.70 up to May 3, 2009.

Miljenko Horvat, Chairman and a director of the Company, purchased 500,000 units in the private placement.

Meriwether Capital Partners, L.P., (of which Kenneth Barker, CEO a director of the Company, has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners L.P.) purchased 250,000 units in the private placement.


                             APPOINTMENT OF AUDITOR

The management of the Company proposes to nominate Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, as auditor of the Company to hold office until the next Annual General Meeting of shareholders, at a remuneration to be fixed by directors.

Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, has acted as the Company's auditor since June 12, 2004.


                       AUDIT COMMITTEE AND RELATED MATTERS

THE AUDIT COMMITTEE'S CHARTER

The Company's Board of Directors has adopted a charter (the "Charter") for the audit committee. A copy of the audit committee charter is attached as Schedule "A" hereto.

COMPOSITION OF THE AUDIT COMMITTEE

The  following  table sets out the members of the audit  committee and indicates
whether  each  is  "independent"   members  and  whether  each  is  "financially
independent" within the meanings given to those terms in the Charter.

___________________________________________________________________

Name of Member of     Officer or                        Financially
Audit Committee        Employee      Independent(1)     Literate(2)
___________________________________________________________________

Robert Edmunds           No               Yes               Yes
___________________________________________________________________

Larisa Harrison          Yes              No                Yes
___________________________________________________________________

Miljenko Horvat          Yes              Yes               Yes
___________________________________________________________________

NOTES:

(1) A member of the audit committee is considered "independent" if the member has no direct or indirect material relationship with the Company. A material relationship means a relationship which could, in the view of the Company's board of directors, reasonably interfere with the exercise of a member's independent judgment.
(2) A member of the audit committee is considered "financially literate" if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company.

RELEVANT EDUCATION AND EXPERIENCE

Each member of the audit committee has:

     (a) an understanding of the accounting principles used by the Company to prepare its financial statements;

     (b) the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves;

     (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more individuals engaged in such activities; and

     (d) an understanding of internal controls and procedures for financial reporting.

AUDIT COMMITTEE OVERSIGHT

At no time since the commencement of the Company's most recently completed financial year have any recommendations by the Audit Committee respecting the appointment and/or compensation of the Company's external auditors not been adopted by the board of directors.

RELIANCE ON CERTAIN EXEMPTIONS

At no time since the commencement of the Company's most recently completed financial year has the Company relied on:

     (a) the exemptions in section 2.4 of "De Minimus Non-Audit Services" (Section 2.4 of NI 52-110); or

     (b)  any exemption from NI 52-110 provided by Part 8 of NI 52-110.

PRE-APPROVAL OF POLICIES AND PROCEDURES

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services.

EXTERNAL AUDITOR SERVICES FEES (BY CATEGORY)

The following table discloses the fees billed to the Company by its external auditor during the last two financial years.

_________________________________________________________________________

                          Financial Year Ending     Financial Year Ending
Nature of Services          December 31, 2007         December 31, 2006
_________________________________________________________________________

Audit Fees(1)                  $90,790.00                $53,910.00
_________________________________________________________________________

Audit-Related Fees(2)             NIL                       NIL
_________________________________________________________________________

Tax Fees(3)                    $ 3,530.00                $ 2,780.00
_________________________________________________________________________

All Other Fees(4)                NIL                     $ 3,740.00
_________________________________________________________________________

NOTES:

(1)  The aggregate fees billed for audit fees.
(2) The aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees".
(3) The aggregate fees billed for tax compliance, tax advice, and tax planning services.
(4) The aggregate fees billed for professional services other than those listed in "Audited Fees", "Audited-Related Fees" and "Tax Fees".


                              CORPORATE GOVERNANCE

1.       BOARD OF DIRECTORS

In order that the board of directors can function independently of management, it will seek to maintain a majority of the board of directors as independent and unrelated.

An "independent director" is a director who is not an employee or officer of the Company and is not receiving remuneration from the Company beyond directors' fees. In the context of the Audit Committee, as defined in NI 52-110, no material relationship with the Company is a further requirement.

An "unrelated director" is a director who is independent of management and free from any interest and any business or other relationship that could, or could reasonably be perceived to, materially, interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from the holder of shares of the Company.

The following table describes whether the directors are independent and, if not independent, sets out the reasons:

________________________________________________________________________________

Director            Independent     Reason why the Director is not Independent
________________________________________________________________________________

Kenneth Barker          No          Chief Executive Officer of the Company
________________________________________________________________________________

Robert Edmunds          Yes         N/A
________________________________________________________________________________

Jason Finnis            No          President and Chief Operating Officer of
                                    the Company
________________________________________________________________________________

Larisa Harrison         No          Chief Administration Officer, Secretary and
                                    Treasurer of the Company
________________________________________________________________________________

Miljenko Horvat         Yes         N/A
________________________________________________________________________________

Peter Moore             Yes         N/A
________________________________________________________________________________

Guy Prevost             No          Chief Financial Officer of the Company
________________________________________________________________________________

2.       DIRECTORSHIPS

The current directors of the Company hold directorships in other reporting issuers as follows:

________________________________________________________________________________

Name of Director          Directorships with Other Reporting Issuers
________________________________________________________________________________

Kenneth Barker                                      None
________________________________________________________________________________

Robert Edmunds                                      None
________________________________________________________________________________

Jason Finnis                                        None
________________________________________________________________________________

Larisa Harrison                                     None
________________________________________________________________________________

Miljenko Horvat                                     None
________________________________________________________________________________

Peter Moore                                         None
________________________________________________________________________________

Guy Prevost                                         None
________________________________________________________________________________

3.       ORIENTATION AND CONTINUING EDUCATION

New directors, as part of the orientation program, meet with senior management to discuss the business of the Company and receive historical and current operating and financial information and may tour offices and locations of the Company.

4.       ETHICAL BUSINESS CONDUCT

The board of directors has adopted a code of business conduct and ethics applicable to all our employees and directors (the "Code").

The Code is intended to describe our core values and beliefs and to provide the foundation for all business conduct. The Code is further intended to focus our board of directors and each director, officer and employee on areas of ethical risk, provide guidance to our directors, officers and employees to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability. Our guidelines for conducting business are consistent with the highest standards of business ethics. Each director, officer and employee must comply with the letter and spirit of this Code.

5.       NOMINATION OF DIRECTORS

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board's duties effectively and to maintain a diversity of views and experience.

The Board does not have a nominating committee, and these functions are currently performed by the Board as a whole. However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

6.       COMPENSATION

The Company has a Compensation Committee comprised of Larisa Harrison, Miljenko Horvat and Robert Edmunds. The Compensation Committee is responsible for the development and supervision of the Company's approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company's expenses.

The Company has adopted a Compensation Committee Charter. The Company has posted the text of the Compensation Committee Charter on its Internet website at www.naturallyadvanced.com.

7.       OTHER BOARD COMMITTEES

In addition to the Audit Committee and the Compensation Committee the Company has one additional committee, the Advisory Board Committee. The Advisory Board Committee is comprised of Lesley Hayes and John Hoekman.

8.       ASSESSMENTS

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board.


                              MANAGEMENT CONTRACTS

Please refer to "Termination of Employment, Change in Responsibilities and Employment Contracts" in the Executive Compensation section above.


                     PARTICULAR OF MATTERS TO BE ACTED UPON

In addition to the ordinary business to be conducted at the Meeting, approval of the Company's shareholders is being sought for the following matters:

STOCK OPTION PLAN

The board of directors of the Company proposes that shareholders adopt a share option plan (the "Plan") which will use a "rolling" number of shares. The board of directors have recommended that under the Plan, a maximum of 10% of the issued and outstanding shares of the Company at the time an option is granted, less any outstanding options, will be reserved for issuance as options to be granted at the discretion of the Company's board of directors to eligible optionees (the "Optionees") under the Plan. In other words, while the Plan is in effect, there can never be more than 10% of the Company's issued and outstanding Shares reserved for issuance under the Plan at any point in time. Currently, the Company has 28,771,404 Common Shares issued and outstanding. Initially, 2,877,140 Common Shares will be available for options granted under the Plan. Outstanding options granted under other arrangements will be rolled into and be deemed to be granted under the Plan. It is the responsibility of the Company's board of directors to ensure that the provisions of the Plan are adhered to. This type of plan is called a "rolling" plan.

The Plan requires shareholder.

ELIGIBLE OPTIONEES

To be eligible for the issuance of a stock option under the Plan an Optionee must either be a director, officer, employee, consultant or an employee of a company providing management or other services to the Company or a subsidiary at the time the option is granted.

Options may be granted only to an individual or to a non-individual that is wholly owned by individuals eligible for an option grant. If the option is granted to a non-individual, it must provide the Company with an undertaking that it will not permit any transfer of its securities, nor issue further securities, to any individual or other entity as long as the option remains in effect, without the consent of the Company and/or any regulatory bodies.

MATERIAL TERMS OF THE PLAN

The following is a summary of the material terms of the Plan:

     (a) all options granted under the Plan are non-assignable, non-transferable and exercisable for a period of up to five years;

     (b) for stock options granted to employees or service providers (inclusive of management company employees), the Company must ensure that the proposed Optionee is a bonafide employee or service provider (inclusive of management company employees), as the case may be, of the Company or any subsidiary;

     (c) if an Optionee ceases to be employed by the Company (other than as a result of termination with cause) or ceases to act as a director or officer of the Company or a subsidiary of the Company, any option held by such Optionee may be exercised within 90 days after the date of such Optionee ceases to be employed or act as an officer or director (30 days if the Optionees is engaged in Investor Relations Activities);

     (d) the minimum exercise price of an option granted under the Plan must not be less than the market price less a discount which shall not exceed the amount set forth below, subject to a minimum price of $0.10:

                           Closing Price                      Discount

                           Up to $0.50                        25%
                           $0.51 to $2.00                     20%
                           Above $2.00                        15%

     (e) no Optionee can be granted an option or options to purchase more than 5% of the outstanding listed shares of the Company in any one year period; and

     (f) Options granted under the existing arrangements will be deemed to have been granted under the Plan and will be subject to the terms and conditions of the Plan.

RECOMMENDATION

The Company is of the view that the Plan permits the Company to attract and maintain the services of executives, employees and other service providers with other companies in the industry. A full copy of the Plan will be available for inspection at the Meeting. Directors will also have the authority to amend the Plan to reduce, but not increase the benefits of its participants if in their discretion it is necessary or advisable in order to obtain any necessary regulatory approvals.

At the Meeting shareholders will be requested to approve an ordinary resolution, with or without variation, that the Company adopt the Plan and reserve up to 10% of the issued and outstanding Shares at any time until the next annual meeting for issuance under the Plan, subject to regulatory approval.

An ordinary resolution is a resolution passed by the shareholders of the Company at a general meeting by a simple majority of the votes cast in person or by proxy.

The Plan will also be considered at future annual meetings.

The board of directors recommends that you vote in favour of the above resolution.


                             ADDITIONAL INFORMATION

The audited financial statements of the Company for the year ended December 31, 2007, and the report of the auditor thereof will be place before the Meeting. Additional financial statements for the past two years may be obtained upon request without charge from Guy Prevost, the Chief Financial Officer of the Company at Suite 402, 1008 Homer Street, Vancouver, British Columbia V6B 2X1, telephone number 604-683-8582.

Additional information relating to the Company is available on the SEC website (www.sec.gov), OTC bulletin board (www.otcbb.com) or the Company's website (www.naturallyadvanced.com).

                                  OTHER MATTERS

The Directors of the Company are not aware of any other matters which they anticipate will come before the Meeting as of the date of mailing of this Information Circular.

The contents of this Information Circular and its distribution have been approved by the board of directors of the Company.


DATED at Vancouver, British Columbia, June 5, 2008.



                      BY ORDER OF THE BOARD OF DIRECTORS OF
                      NATURALLY ADVANCED TECHNOLOGIES INC.

                                "KENNETH BARKER"

                                 Kenneth Barker
                     Chief Executive Officer and a Director

                                  SCHEDULE "A"


                             AUDIT COMMITTEE CHARTER


I        PURPOSE

         The purpose of the Audit Committee (the "Committee") is to assist the Board in fulfilling its oversight responsibilities by: (i) reviewing and reporting on the financial information which will be provided to shareholder and other stakeholders, the system of corporate internal controls which management and the Board have established, and the audit process; (ii) identifying the principal risks of the Corporation and its subsidiaries and ensuring the implementation of appropriate systems to monitor those risks; and (iii) reviewing accounting principles and reviewing compliance with applicable legal and regulatory requirements.

II       COMPOSITION AND TERM OF OFFICE

          A. Members of the Committee are generally appointed by the Board for a one year term at the first meeting of the Board of the Corporation following the annual general meeting. It is comprised of not less than three independent Directors who are financially literate(1) and at least one member shall have related financial expertise(2).

          B.   The Chair of the Committee shall be appointed by the Board.

          C.   The CFO will act as the management liaison for the Committee.

          D.   The Committee will meet not less than four times per year.

          E.   The quorum for the Committee is a majority of members.


III      FINANCIAL REPORTING

          A. Review and recommend to the Board the annual financial reports (annual information form, management information circular, National Instrument 52-110F1, financial statements, MD&A, reports to shareholders and related press releases) for approval.

          B. Review and recommend to the Board the quarterly financial statements (financial statements, MD&A, reports to shareholders and related press releases) for approval.

          C. Be satisfied that for all other public disclosures or information that is extracted or derived from the financial statements, management has procedures in place to review such information, and periodically assess the adequacy of such procedures.


(1) FINANCIAL LITERACY means the ability to read and understand a balance sheet, an income statement and a cash flow statement.

(2) ACCOUNTING OR RELATED FINANCIAL EXPERTISE means the ability to analyze and interpret a full set of financial statements, including the notes attached thereto, in accordance with Canadian Generally Accepted Accounting Principles.

          D. Review and approve any other press releases that relate to material financial disclosures.

          E. Review and recommend any changes to accounting policies to the Board.

          F. Review with the auditors any areas of judgment or where estimates have been made, including effects of alternatives under generally accepted accounting principles.


IV       OTHER REVIEW PROCEDURES

          A. Review with management the opportunities and risks inherent in the business and the effectiveness of the controls thereon, including risk mitigation and management strategies.

          B. Oversee management reporting on and review of adequacy of internal controls (while it is senior management's responsibility to design and implement an effective system of internal control, it is the responsibility of the Committee to ensure that management has done so).

          C. Gain reasonable assurance that the Corporation complies with all applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure.

          D.   Confirm or review the Corporation's disclosure policy.

          E. Review policies and compliance with policies that require significant actual or potential liabilities, contingent or otherwise to be reported to the committee in a timely fashion.

          F. Review annually the reasonableness of the expenses of the CEO, COO and CFO.


V        EXTERNAL AUDITORS

          A. The external auditor reports directly to the Committee with unrestricted access and will meet at least quarterly with the Committee. Matters discussed will include the annual audit, quarterly reviews, the quality of the Corporation's accounting policies and principles, and the adequacy and effectiveness of the Corporation's internal control and management information systems. In-camera sessions with the external auditors will be held quarterly or as determined by the Committee.

          B. Provide approval and recommend to the Board the engagement of the external auditors, their remuneration, or their discharge.

          C. Provide oversight to the audit engagement by way of a direct reporting relationship with the external auditor and ensure their independence.

          D.   Review external audit plans for the year.

          E. Review with the external auditors any difficulties which arose during the course of their engagement and the ongoing relationship with management.

          F. Pre-approve all audit and non-audit services to be provided by the external auditor (which may be delegated to one or more members of the Committee for ratification at the next scheduled Committee meeting).

          G. Review and approve any hiring of partners/employees of the external auditors.

VI       OTHER

          A. Establish procedures for receipt, retention and treatment of complaints and concerns regarding accounting matters, internal accounting controls and auditing matters or related questionable practices, including anonymous submissions by employees.

          B. Ensure for each meeting that minutes are recorded, drafted and circulated on a timely basis to committee members.

          C. Confirm or amend the Committee's charter annually, for review by external auditors and legal counsel and approval by the Board.

          D. Prior to renewals, review Director and Officer Liability insurance and other corporate insurance coverage, including the credit quality of its insurance carriers and re-insurers.

NATURALLY ADVANCED TECHNOLOGIES, INC.
Consolidated Financial Statements
(In US Dollars)

December 31, 2007

INDEX

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Cash Flows

Consolidated Statement of Stockholder's Equity

Notes to Consolidated Financial Statements

[Dale Matheson Carr-Hilton Labonte LLP Letterhead]


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Naturally Advanced Technologies
Inc.:

We have audited the consolidated balance sheets of Naturally Advanced Technologies Inc. (the "Company") as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2007 and 2006 and the results of its operations and its cash flows and the changes in stockholders' equity for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses in developing its business and further losses are anticipated. The Company requires additional funds to meet its obligations and the costs of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                             /s/ DMCL

                                           DALE MATHESON CARR-HILTON LABONTE LLP
                                                           CHARTERED ACCOUNTANTS

Vancouver, Canada
March 27, 2008


                        [Letterhead Footer Appears Here]


NATURALLY ADVANCED TECHNOLOGIES, INC.
Consolidated Balance Sheets
(In US Dollars)

_____________________________________________________________________________________________________

                                                                      December 31,       December 31,
                                                                          2007               2006
_____________________________________________________________________________________________________

ASSETS

Current
     Cash and cash equivalents                                        $    660,407       $    414,233
     Accounts receivable                                                   510,640            379,943
     Inventory                                                             843,531            260,175
     Prepaid expenses and other                                            150,789             90,039
_____________________________________________________________________________________________________
                                                                         2,165,367          1,144,390

Property and Equipment (Note 9)                                             78,740              6,690

Intangible Assets (Note 10)                                                 65,720             52,997
_____________________________________________________________________________________________________
                                                                      $  2,309,827       $  1,204,077
=====================================================================================================

LIABILITIES

Current
     Accounts payable                                                 $    555,833       $    413,746
     Accrued Liabilities                                                   110,883             56,065
     Due to related party (Note 8)                                         543,322            121,630
     Capital lease obligation, current portion (Note 7)                      1,582              4,838
     Note payable (Note 5)                                                 100,000            300,000
     Short term debt (Note 11)                                              21,729                  -
_____________________________________________________________________________________________________
                                                                         1,333,349            896,279

Note Payable (Note 5)                                                      200,000                  -
Long Term Debt (Note 11)                                                    10,942             27,770
Capital Lease Obligation (Note 7)                                                -              1,544
_____________________________________________________________________________________________________
                                                                         1,544,291            925,593
_____________________________________________________________________________________________________
COMMITMENTS and CONTINGENCIES (Note 1 and 14)

STOCKHOLDERS' EQUITY

Capital Stock (Note 12)
     Authorized:    100,000,000 common shares without par value
     Issued and outstanding:  27,913,589 common shares
                              (December 31, 2006 - 23,750,154)           6,026,436          4,120,646

Additional Paid-in Capital                                                 650,153            254,232

Accumulated Other Comprehensive Income                                     176,048             53,536

Deficit                                                                 (6,087,101)        (4,149,930)
_____________________________________________________________________________________________________

                                                                           765,536            278,484
_____________________________________________________________________________________________________

                                                                      $  2,309,827       $  1,204,077
=====================================================================================================


 The accompanying notes are an intergral part of these consolidated financial statements.




NATURALLY ADVANCED TECHNOLOGIES, INC.
Consolidated Statements of Operations
(In US Dollars)

__________________________________________________________________________________________
                                                                   For year ended
                                                                    December 31,
                                                           _______________________________
                                                               2007               2006
__________________________________________________________________________________________

Sales                                                      $  2,490,885       $  1,266,781

Cost of sales                                                 1,696,339            935,908
__________________________________________________________________________________________

Gross profit                                                    794,546            330,873
__________________________________________________________________________________________

Expenses
     Advertising and Promotion                                  287,766            228,521
     Amortization & Depreciation                                 24,144             17,919
     Consulting  & Contract Labour                              562,069            390,073
     General & Administrative                                   413,322            271,395
     Interest                                                    96,855             81,155
     Professional Fees                                          188,706            192,072
     Research & Development (net of Government Grant)           254,746            199,579
     Salaries & Benefits                                        904,109            413,941
     Gain on Settlement of Debt (Note 21)                             -            (48,161)
__________________________________________________________________________________________

                                                              2,731,717          1,746,494

Loss from operations                                         (1,937,171)        (1,415,621)

Minority Interest  (Note 4)                                           -             40,722
__________________________________________________________________________________________

NET LOSS                                                   $ (1,937,171)      $ (1,374,899)
==========================================================================================

Loss per share (basic and diluted)                         $      (0.08)      $      (0.07)
==========================================================================================

Weighted average number of common shares outstanding         25,140,373         19,180,368
==========================================================================================


 The accompanying notes are an intergral part of these consolidated financial statements.




NATURALLY ADVANCED TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows
(In US Dollars)

_______________________________________________________________________________________________________________

                                                                                         For year ended
                                                                                          December 31,
                                                                                _______________________________
                                                                                    2007               2006
_______________________________________________________________________________________________________________

Cash flows from (used in) operating activities
  Net loss                                                                      $ (1,937,171)      $ (1,374,899)
  Adjustments to reconcile net loss to net cash from operating activities
   Depreciation & amortization                                                        24,144             17,919
   Gain on settlement of debt                                                              -            (48,161)
   Stock based compensation                                                          404,898            176,511
   Shares issued for services                                                          6,150
   Minority Interest                                                                       -            (40,722)
Changes in working capital assets and liabilities
  Decrease (increase) in accounts receivable                                        (130,697)          (179,415)
  Decrease (increase) in government grant receivable                                       -            (37,952)
  Decrease (increase) in inventory                                                  (583,356)            15,966
  Decrease (increase) in prepaid expenses                                            (60,750)           (14,911)
  (Decrease) increase in accounts payable and accrued liabilities                    196,905            135,965
 (Decrease) Increase in due to related parties                                        11,692             91,181
_______________________________________________________________________________________________________________

  Net cash flows used in operating activities                                     (2,068,185)        (1,258,518)
_______________________________________________________________________________________________________________

Cash flows from (used in) investing activities
  Purchase of property and equipment                                                 (96,194)            (4,812)
  Acquisition of trademarks & license                                                (12,723)           (54,506)
_______________________________________________________________________________________________________________

Net cash flows used in investing activities                                         (108,917)           (59,318)
_______________________________________________________________________________________________________________
Cash flows from (used in) financing activities
  Issuance of capital stock for cash                                               1,890,662            569,318
  Notes payable                                                                            -           (100,000)
  Related parties advances                                                           410,000                  -
  Long term debt repayment                                                           (16,828)               (31)
  Short term debt (repayment)                                                         21,729            (29,467)
  Capital lease obligation                                                            (4,800)            (7,569)
_______________________________________________________________________________________________________________

Net cash flows from financing activities                                           2,300,763            432,251
_______________________________________________________________________________________________________________

Effect of exchange rate changes on cash and cash equivalents                         122,513             38,879
_______________________________________________________________________________________________________________

Increase (decrease) in cash and cash equivalents                                     246,174           (846,706)
Cash and cash equivalents, beginning                                                 414,233          1,260,939
_______________________________________________________________________________________________________________

Cash and cash equivalents, end                                                  $    660,407       $    414,233
===============================================================================================================

SUPPLEMENTAL CASH FLOW INFORMATION
AND NON-CASH FINANCING AND INVESTING ACTIVITIES:
     Cash paid for interest                                                     $     39,340       $     78,581
     Cash paid for income taxes                                                 $          -       $          -
     Capital stock issued in exchange for Crailar shares                        $          -       $    324,531
     Capital stock issued as compensation                                       $      6,150       $          -


        The accompanying notes are an intergral part of these consolidated financial statements.



NATURALLY ADVANCED TECHNOLOGIES INC.
Consolidated Statement of Stockholders' Equity
December 31, 2007
(In US Dollars)

____________________________________________________________________________________________________________________________________

                                                                                            Accumulated
                                                         Common shares        Additional       other
                                                     ______________________    paid-in     comprehensive
                                                       Shares      Amount      capital     income\(loss)    Deficit        Total
                                                                      $           $              $             $             $
____________________________________________________________________________________________________________________________________

Balance, December 31, 2005                           16,811,815   2,242,128    1,062,391       12,259      (2,677,689)      639,089
                                                                                                                                  -
Exercise of stock options at $0.20 per share              8,336       1,667            -            -               -         1,667
Issuance of common stock for cash                     1,710,003     567,651            -            -               -       567,651
Issuance of common stock in exchange for
  Crailar shares                                      5,200,000   1,300,000     (975,469)           -               -       324,531
Issuance of common stock on settlement of debt           20,000       9,200            -            -               -         9,200
Stock-based compensation                                      -           -      167,310            -               -       167,310
Components of comprehensive income (loss)                                                                                         -
    Foreign currency translation                              -           -            -       41,277               -        41,277
    Net Loss                                                                                               (1,374,899)   (1,374,899)
    Minority Interest                                         -           -            -            -         (97,342)      (97,342)
____________________________________________________________________________________________________________________________________


Balance, December 31, 2006                           23,750,154   4,120,646      254,232       53,536      (4,149,930)      278,484

Exercise of stock options                               275,696      69,640       (8,977)           -               -        60,663
Issuance of common stock for cash                     1,580,239     680,000            -            -               -       680,000
Issuance of common stock on exercise of
  warrants                                            2,300,000   1,150,000                                               1,150,000
Issuance of common stock as bonus                         7,500       6,150                                                   6,150
Stock-based compensation                                      -           -      404,898            -               -       404,898
Components of comprehensive income (loss)                                                                                         -
    Foreign currency translation                              -           -            -      122,512               -       122,512
    Net loss                                                  -           -            -            -      (1,937,171)   (1,937,171)
    Minority Interest                                         -           -            -            -               -             -
____________________________________________________________________________________________________________________________________

Balance, December 31, 2007                           27,913,589   6,026,436      650,153      176,048      (6,087,101)      765,536
====================================================================================================================================


 The accompanying notes are an integral part of these consolidated financial statements.


NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


1.   NATURE OF OPERATIONS AND BASIS OF PRESENTATION

     Naturally Advanced Technologies Inc. (the "Company") was incorporated in the Province of British Columbia, Canada, on October 6, 1998, and is in the business of designing and distributing apparel made from, and the technological development of natural sustainable fibers. The Company changed its name from Hemptown Clothing Inc. on March 21, 2006.

     GOING CONCERN

     The Company's consolidated financial statements are prepared using generally accepted accounting principles ("GAAP") in the United States of America applicable to a going concern, which contemplates the realization of assets and payment of liabilities in the normal course of business. The Company has incurred losses since inception of $6,087,101, and further losses are anticipated in the development of its business and there can be no assurance that the Company will be able to achieve or maintain profitability. Accordingly, these factors raise substantial doubt as to the Company's ability to continue as a going concern.

     The continued operations of the Company and the recoverability of the carrying value of assets is dependent upon the ability of the Company to obtain necessary financing as required to fund ongoing losses, and upon future profitable operations. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

     During 2007 the Company raised $1,890,662 from equity funding for working capital requirements. The Company plans to raise additional financing as needed in 2008 through equity placements. However, there can be no assurance that capital will continue to be available as necessary to meet the Company's ongoing working capital requirements or, if the capital is available, that it will be on terms acceptable to the Company.

     COMPARATIVE FIGURES

     Certain of the comparative figures have been reclassified to conform to the current year's presentation.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


2.   SIGNIFICANT ACCOUNTING POLICIES

     a)   Principles of Consolidation

          The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Hemptown USA, Inc., a Nevada incorporated company; 0697872 B.C. Ltd., a British Columbia incorporated company with extra-provincial registration; and its 100% ownership in Crailar Fiber Technologies Inc., a British Columbia incorporated company with extra-provincial registration. 0697872 B.C. Ltd. was incorporated to hold ownership of a proposed fibre processing plant in Saskatchewan. Hemptown USA, Inc. was incorporated in order to enable the Company to factor its U.S. sales invoices as required by Spectrum Financial Corporation ("Spectrum") (see Note 6). Hemptown USA Inc. and 0697872 B.C. Ltd. were incorporated by the Company during 2004. Crailar Fiber Technologies Inc was incorporated during 2005 and a 25% interest was subsequently sold during the year ended December 31, 2005 and repurchased August 21, 2006 (Refer to Note 4). All significant inter-company transactions and account balances have been eliminated upon consolidation.

     b)   Cash and Cash Equivalents

          Cash equivalents consist of term deposits with original maturities of three months or less.

     c)   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. Significant areas requiring management's estimates and assumptions are determining the allowance for doubtful accounts, the fair value of transactions involving common stock and financial instruments and deferred tax balances

     d)   Accounts Receivable and Allowance for Doubtful Accounts

          Accounts receivable are recorded net of allowance for doubtful accounts and reserves for returns. In the normal course of business, the Company extends credit to customers that satisfy predefined credit criteria. The Company is required to estimate the collectibility of its receivables. Reserves for returns are based on historical return rates and sales patterns. Allowances for doubtful accounts are established through the evaluation of aged accounts receivable and prior collection experience to estimate the ultimate realization of these receivables.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     e)   Business Segment Information

          The Company discloses information about its reportable segments in accordance with SFAS No. 131, "DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION." The Company's reportable segments are operating divisions. The accounting policies of the operating segments are the same as those for the Company.

     f)   Revenue Recognition

          Revenue is derived from the sale of textile products sold directly to retailers or indirectly through distributors. The Company follows the provisions of Staff Accounting Bulletin No. 104; "REVENUE RECOGNITION IN FINANCIAL STATEMENTS". Revenue from the sale of products is only recognized upon shipment of the goods to customers, when persuasive evidence of an arrangement exists, the price is fixed or determinable and collection is probable. If collection is not considered probable, revenue will be recognized when it is collected.

          In accordance with Emerging Issues Task Force ("EITF") No. 00-10, "ACCOUNTING FOR SHIPPING AND HANDLING FEES AND COSTS", freight and handling charges billed to customers are recorded as revenue while the corresponding freight and handling costs are recorded as cost of sales

     g)   Inventory

          Inventory consists solely of finished goods and value is determined at the lower of either a first-in, first-out basis, or net realizable value. Cost includes all direct materials, labour and freight costs incurred during the manufacturing process.

     h)   Property and Equipment

          Property and equipment are stated at cost and are depreciated as follows:

          Computer equipment                    30% declining balance
          Equipment                             30% declining balance
          Computer software                     100% declining balance
          Furniture and fixtures                20% declining balance
          Leasehold improvements                30% declining balance
          Production equipment                  30% declining balance

          Assets under capital lease            straight-line over term of lease

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     i)   Intangible Assets

          Intangible assets are stated at cost and are amortized as follows

          Trademarks                                    5 year straight - line
          NRC License Fee                              10 year straight - line

     j)   Foreign Currency Translation

          The Company's functional currency is Canadian dollars. The Company translates its financial statements to U.S. dollars using the following method:

          Assets and liabilities are translated into U.S. dollars at the exchange rate in effect at the period-end. Revenues and expenses are translated throughout the period at the weighted average exchange rate. Exchange gains or losses from such translations are included in comprehensive income, as a separate component of stockholders' equity.

          Foreign currency transaction gains and losses are included in results of operations.

     k)   Income Taxes

          In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation requires that the entities recognize in the financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and disclosure. The provisions of FIN 48 are effective beginning January 1, 2007 with the cumulative effect of the change in accounting principle recorded as an adjustment to the opening balance of retained earnings. The Company adopted FIN 48 on January 1, 2007 and it has not had an impact on its financial position, results of operations or cash flows.

          The Company utilizes the liability method of accounting for income taxes as set forth in SFAS No. 109, "ACCOUNTING FOR INCOME TAXES". Under the liability method, future taxes are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates. A valuation allowance is recorded when it is more likely than not that some of the future tax assets will not be realized.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     l)   Comprehensive Income

          The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "REPORTING COMPREHENSIVE INCOME", which establishes standards for reporting comprehensive income, its components and accumulated balances. The Company presents comprehensive income in its Statement of Changes in Stockholders' Equity. Total comprehensive income includes, in addition to net loss, changes in equity that are excluded from the Statements of Operations and are recorded directly into the separate section of stockholders' equity on the Balance Sheets.

     m)   Stock-based Compensation

          On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), "SHARE-BASED PAYMENT", which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise's equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES", and instead generally requires that such transactions be accounted for using a fair-value-based method. The Company uses the Black-Scholes-Merton ("BSM") option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R.

     n)   Earnings (Loss) Per Share

          Basic and diluted earnings (loss) per share is computed using the weighted average number of shares outstanding during the period. The Company has adopted SFAS No. 128, "EARNINGS PER Share". Common stock equivalents from stock options and warrants were excluded from the calculation of net loss per share for December 31, 2007, and 2006 as their effect is anti-dilutive.

     o)   Long-Lived Asset Impairment

          Long-lived assets of the Company are reviewed when changes in circumstances suggest their carrying value has become impaired. Management considers assets to be impaired if the carrying value exceeds the estimated undiscounted future projected cash flows to result from the use of the asset and its eventual disposition. If impairment is deemed to exist, the assets will be written down to fair value. Fair value is generally determined using a discounted cash flow analysis.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     p)   Risk Management

          CURRENCY RISK. Although the Company conducts its business principally in Canada, the majority of its purchases are made in U.S. currency. Additionally, the majority of the Company's debt is denominated in U.S. currency. The Company does not currently hedge its foreign currency exposure and accordingly is at risk for foreign currency exchange fluctuations.

          CREDIT RISK. Credit risk is managed by dealing with customers whose credit standing meet internally approved policies, and by ongoing monitoring of credit risk. As at December 31, 2007, the Company had significant concentrations of credit exposure to two customers however management has determined that these customers do not pose a credit risk.

          INTEREST RATE RISK. All term debt has fixed interest rates and no significant exposure to interest rate fluctuation risk.

     q)   Recent Accounting Pronouncements

          In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 157 on its financial position and results of operations.

          In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities". This Statement permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS No. 159 on its financial position and results of operations.

          In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51". SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective for the fiscal year

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


          beginning after December 15, 2008. The management is in the process of evaluating the impact SFAS 160 will have on the Company's financial statements upon adoption.

          In December 2007, the FASB issued SFAS No. 141 (Revised) "Business Combinations". SFAS 141 (Revised) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective for the fiscal year beginning after December 15, 2008. The management is in the process of evaluating the impact SFAS 141 (Revised) will have on the Company's financial statements upon adoption.

          In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. SFAS 161 achieves these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity's liquidity by requiring disclosure of derivative features that are credit risk-related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important information about derivative instruments. SFAS 161 will be effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, will be adopted by the Company beginning in the first quarter of 2009. The Company does not expect there to be any significant impact of adopting SFAS 161 on its financial position, cash flows and results of operations.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     r)   Research and Development

          Research and development costs are charged to operations as incurred. Development costs of $267,108 ($217,757 - 2006) for the year ended December 31, 2007 were attributable to Crailar Fiber Technologies development of its bast fiber technology and research and development costs associated with apparel are $34,301 ($19,774 - 2006)

     s)   Government Grants

          The Company is eligible for certain grants from the Government of Canada under its Scientific Research and Development tax credit program ("SRED Program"). The Company recognizes these grants upon confirmation from the Government of their eligibility and amount. Government grants are accounted for as an offset of research and development expenses.

3.   FINANCIAL INSTRUMENTS

     The Company's financial instruments consist of cash and cash equivalents, accounts receivable, loans payable, notes payable, accounts payable and accrued liabilities, capital lease obligation, PEMD payable and due to related parties. It is management's opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of the Company's financial instruments are estimated by management to approximate their carrying values due to their immediate or short-term maturity. The fair value of advances due to related parties and the PEMD payable is not determinable due to the nature of their repayment terms and conditions.

4.   MINORITY INTEREST

     Crailar Fiber Technologies Inc ("Crailar") was incorporated on April 5, 2005. It was incorporated for the purpose of developing bast fiber technology.

     During the year ended December 31, 2005, Crailar issued 1,300,000 shares from treasury at $1.00 per share to new investors for total proceeds of $1,300,000, representing a 25% minority interest in Crailar. On August 21, 2006, pursuant to the terms of a Share Exchange Agreement, the Company re-purchased the 25% minority interest of Crailar in exchange for issuing 5,200,000 units of the Company at $0.25 per unit. (See Note 12)

     The minority interest share of the loss in Crailar for the period ended August 21, 2006 is $40,722.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


5.   NOTE PAYABLE

     Celestine Asset Management Loan

     On April 21, 2004, the Company received $400,000 by way of a secured and subordinated loan agreement from Celestine Asset Management ("Celestine"). The term of the loan was from April 21, 2004 to October 21, 2005, and the interest rate thereunder was 10% per annum, calculated semi-annually, with interest payments due semi-annually.

     The security granted was by way of a fixed charge and a security interest in the Company's existing accounts receivable insurance policy through Export Development Canada and St. Paul Guarantee Insurance Company respecting losses sustained by the Company, and a floating charge and a security interest in all assets of the Company, subject and subordinate, to any borrowing by the Company with banks and lending institutions.

     A fee of $20,000 was paid in connection with arranging the funding of the loan. The fee was amortized on a straight-line basis over the initial term of the loan (18 months). As of December 31, 2006 the fee has been completely amortized.

     As of October 22, 2005, Celestine renewed the loan until April 22, 2007, at 12% per annum, calculated semi-annually, with interest payments due semi-annually. The loan was due as follows: (a) $100,000 on July 21, 2006; and (b) $300,000 on April 22, 2007. The security granted under the renewed loan was unchanged. There was no fee paid for arranging the loan renewal. The $100,000 due on July 21, 2006, was paid on November 2, 2006. On April 21, 2007, the Company was granted an extension of 90 days by Celestine with the same terms.

     Rana Corp. Loan

     On July 21, 2007, the Celestine loan was assumed and renewed by Rana Corp. until April 22, 2009, at 12% per annum, calculated semi-annually, with interest payments due semi-annually. The loan is due as follows: (a) $100,000 on July 22, 2008; and (b) $200,000 on July 22, 2009. Included in
     accrued liabilities at December 31, 2007 is an accrual for interest of $41,918, this amount was paid March 13, 2008. There was no fee paid for arranging the loan renewal.

     The security granted is by way of a fixed charge and a security interest in the Company's existing accounts receivable insurance policy through Export Development Canada and St. Paul Guarantee Insurance Company respecting losses sustained by the Company, and a floating charge and a security interest in all assets of the Company, subject and subordinate, to any borrowing by the Company with banks and lending institutions

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


6.   SHORT TERM LOAN

     Spectrum Financial Corporation ("Spectrum")

     On December 18, 2004 the Company entered into an agreement with Spectrum to factor a portion of the Company's accounts receivable. Spectrum advances funds based on Spectrum approved sales invoices ("non-recourse") and Company approved sales invoices ("recourse") and charges a commission of one and one-quarter percent (1.25%) of all approved invoice amounts. Spectrum advances 70% of the sales invoice when the goods are shipped. The remainder of the invoice less factoring commissions and less any interest owing are paid to the Company upon receipt of funds by Spectrum. In the event of non-receipt by Spectrum, the Company is only responsible to reimburse Spectrum for recourse invoices. Interest is charged by Spectrum on amounts advanced at the rate of one and one-half percent (1.5%) over the Wall Street Journal designated prime or base rate.

     Minimum factoring commissions payable under this agreement will be $12,000 over each consecutive year, payable at the rate of $1,000 per month.

     The Company has granted a subordinated security interest to Spectrum over all accounts receivable, all bank deposits and any tax refunds subject to the priority claims of the note payable to Rana Corp.(Note 5)


7.   CAPITAL LEASE OBLIGATIONS

     The Company has capital leases for equipment with payments totaling $2,030 ($6,382- 2006), including interest, remaining due on these leases which will expire during 2008. The principal amount outstanding on these leases is $1,582.


8.   DUE TO RELATED PARTIES

     On May 5, 2006, the Company received a short-term working capital loan of $100,000 from a director, which was originally due and payable on September 30, 2006. The interest rate is 12% per annum and the loan is secured by a subordinated charge on the assets of the Company. On October 1, 2006, the director agreed to extend the short-term loan under the same terms and the loan is due on January 15, 2007. The interest accrued under the initial loan was paid on October 25, 2006, and an accrual for interest was made on December 31, 2006, in the amount of $3,025 which has been included in accrued liabilities. On January 15, 2007 the director agreed to extend the short-term loan until April 30, 2007. The loan was repaid on June 7, 2007, along with interest of $ 8,219.

     On February 19, 2007, the Company signed a secured loan agreement with the same director for financing of apparel manufacturing. Under the terms of this agreement, the Company can borrow up to $400,000 at an interest rate of 12% with a 1% charge for each draw on the loan. On August 28, 2007, this

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     amount was increased to $550,000. The loan is secured by a subordinated charge on the assets of the Company and will mature on February 28, 2008. The loan was subsequently renewed and will now mature on February 28, 2009. On March 21, 2007, the Company made a draw on the loan of $180,000 and further draws totaling $330,000 were made during the remainder of 2007, which remain outstanding at December 31, 2007. The total amount outstanding under the agreement including interest at December 31, 2007 was $543,322. An accrual for interest of $33,322 has been included in accrued liabilities as at December 31, 2007, and was paid on February 29, 2008.

     Following is a schedule of directors and officers compensation for the years ended December 31, 2007 and 2006.


                                                  FAIR VALUE OF      NUMBER OF          FAIR VALUE OF
                 ANNUAL        STOCK OPTIONS      STOCK OPTIONS      OPTIONS VESTED     OPTIONS VESTED
              COMPENSATION     ISSUED IN YEAR     ISSUED IN YEAR     IN YEAR            IN YEAR

     2007       $420,777         1,755,000           $713,266          1,175,438           $297,869
     2006       $385,852         1,275,000           $271,265            391,696           $ 85,658



9.   PROPERTY AND EQUIPMENT


                                               Accumulated       Net Book Value        Net Book Value
                                    Cost       Depreciation     December 31, 2007     December 31, 2006
     __________________________________________________________________________________________________

     Computer equipment           $ 12,322       $  8,387           $  3,935              $  1,639

     Equipment                      38,123          3,845             34,278                   329

     Furniture and fixtures         32,911          5,840             27,071                 3,672

     Leasehold improvements         22,208         10,335             11,873                 1,050

     Computer equipment under
     capital lease                 53, 426         51,843              1,583                     -

                                  $158,990       $ 80,250           $ 78,740              $  6,690
     ==================================================================================================


NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


10.  INTANGIBLE ASSETS

     The aggregate amortization expense for the year ended December 31, 2007 was $11,173. (2006 - $2,668). Trademarks acquired in 2007 consist of the cost of registration of the tradename CRAILAR in various countries. License fee consists of the Company's initial payment to the National Research Council of Canada under the terms of a technology license agreement (refer to Note 14(b)).


                                               Accumulated       Net Book Value        Net Book Value
                                    Cost       amortization     December 31, 2007     December 31, 2006
     __________________________________________________________________________________________________


     Trademarks                   $ 54,610       $ 10,747           $ 43,863              $ 32,231

     Licence Fee                    24,951          3,094             21,857                20,766
     __________________________________________________________________________________________________

                                  $ 79,561       $ 13,841           $ 65,720              $ 52,997
     ==================================================================================================


11.  PEMD PAYABLE

     The Company has been advanced funds in the amount of $32,671 (CDN $32,360) from the Canadian Department of Foreign Affairs and International Trade under its Program for Export Market Development ("PEMD") to be used to promote the sales of Canadian goods into foreign markets. The agreement was signed on January 7, 2004, and there is no interest charged on the outstanding amount. The loan is to be paid back each year at 4% of incremental foreign sales over the base year amount by December of the following year. The base year amount was approximately $843,327 (CDN $835,934). The Company owes approximately $21,729 for the year 2007, ($0-2006). If at the end of year five the loan is not paid back, then the outstanding balance of the loan will be forgiven.


12.  CAPITAL STOCK

     During the year ended December 31, 2007, the Company issued 4,163,435 shares of common stock as follows:

     a) In January 2007, 428,573 units at $0.35 per unit, for proceeds of $150,000. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $0.75 per share, expiring in January, 2009. The estimated fair value of the warrants is $60,960 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 81% and a risk free interest rate of 4.85%.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     b) In May 2007, 750,000 units at $0.40 per unit, for proceeds of $300,000. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $0.70 per share, expiring in May, 2009. The estimated fair value of the warrants is $143,502 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 84% and a risk free interest rate of 4.66%.

     c) In August 2007, 166,666 units at $0.60 per unit, for proceeds of $100,000. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $0.90 per share, expiring in August, 2009. The estimated fair value of the warrants is $56,257 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 80% and a risk free interest rate of 4.64%.

     d) In September 2007, 235,000 units at $0.70 per unit, for proceeds of $164,500. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $1.00 per share, expiring in September, 2009. The estimated fair value of the warrants is $60,222 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 74% and a risk free interest rate of 4.64%.

     e) In May, June, July and November 2007, 234,164 shares pursuant to the exercise of employee options at $0.20 per share for proceeds of $46,833.

     f) In July and November 2007, 39,585 shares pursuant to the exercise of employee options at $0.31 per share for proceeds of $12,271.

     g) In December 2007, 1,947 shares pursuant to the exercise of employee options at $0.80 per share for proceeds of $ 1,558.

     h) In November and December 2007, 2,300,000 shares pursuant to the exercise of warrants at $0.50 per share for proceeds of $1,150,000.

     i) In November 2007, 7,500 bonus shares for work performed, the shares had a fair value of $6,150.

          Stock issuance cost of $30,000 were paid during the year ended December 31, 2007 and stock issuance costs of $4,500 were accrued during the same period. These costs have been recorded as a cost of capital.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     During the year ended December 31, 2006, the Company issued 6,938,339 shares of common stock as follows:

     a) In January and July of 2006, 60,000 and 250,000 units, at $0.50 and $0.40 per unit respectively, for total proceeds of $130,000. Each unit consists of one common share and one two year non-transferable common stock purchase warrant exercisable at $1.00 per warrant share. The estimated fair value of the warrants is $40,483 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 100% and a risk free interest rate of 4.35% for the 60,000 January warrants and a risk free interest rate of 5.21% for the remaining 250,000 July warrants.

     b) In January 2006, 20,000 shares as stock based compensation of $9,200, this amount has been included in Salaries and Benefits expense and 8,336 shares pursuant to the exercise of employee options at $0.20 per share for proceeds of $1,667.

     c) Pursuant to a December 2005 agreement, issued 400,000 shares of common stock for proceeds of $100,000.

     d) On August 31, 2006, 5,200,000 units of the Company were issued to re-purchase the 25% minority interest of Crailar Fiber Technologies Inc. (see Note 4). The units consist of one common share and one common stock purchase warrant exercisable at (a) $0.50 per warrant until September 15, 2006; and (b) $1.00 per warrant between September 16, 2006 and March 15, 2007, their expiry date. These warrants expired, unexercised. The estimated fair value of the warrants is $273,946 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 100% and a risk free interest rate of 4.85%.

     e) In November and December, 2006 issued a total of 1,000,003 units at $0.35 per unit, for total proceeds of $350,000. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $0.75 per share, expiring in November and December 2008.

     f) The Company paid total commissions of $12,349 and they have been recorded as a cost of capital.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     Share purchase warrants outstanding at December 31, 2007 are summarized as follows:

                                                         Weighted Average
                                                            Remaining
     Range of Exercise Prices     Number of Shares     Contractual Life (yr)
     _______________________________________________________________________

           $0.50 - $0.75             100,000(1)                1.00

           $0.70 - $1.00           2,345,242                   1.12

           $0.75 - $1.00             545,000                   1.00
     _______________________________________________________________________
                Total              2,990,242                   1.09
     =======================================================================

     (1) On January 1, 2006, the Company granted 100,000 warrants at an exercise price of $0.50 per share. The warrants vest at 1/12 per month, beginning January 1, 2006 and expire on January 1, 2009. The fair value of all the warrants granted was determined to be $31,880 using the Black Scholes-Merton ("BSM") option pricing model and assuming an expected life of 3 years, a risk free interest rate of 4.25% and expected volatility of 100%. During the year all these warrants vested and accordingly an expense of $31, 880 has been included in Consulting and Contract Labour expense.

     Share purchase warrants outstanding are:

     ___________________________________________________________________________
                                                                Weighted-Average
                                                   Shares       Exercise Price
     ___________________________________________________________________________

     Warrants outstanding at December 31, 2005    3,556,120           $0.71
     Warrants granted during the year             6,610,003           $0.96
     Warrants expired during the year              (579,030)          $1.96
     ___________________________________________________________________________
     Warrants outstanding at December 31, 2006    9,587,093           $0.83
     Warrants granted during the year             1,580,239           $0.78
     Warrants expired during the year            (5,877,090)          $0.97
     Warrants exercised during the year          (2,300,000)          $0.50
     ___________________________________________________________________________
     Warrants outstanding at December 31, 2007    2,990,242           $0.78
     ===========================================================================

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


13.  STOCK OPTION PLAN

     2006 STOCK OPTION PLAN

     In September 2006, the Company's Board of Directors approved the 2006 Stock Option Plan (the "2006 Plan"), a non-shareholder approved plan for grants of stock options to directors, officers, employees, eligible consultants of the Company and any related company. Based on the terms of the individual option grants, options granted under the 2006 Plan generally expire 3-10 years after the grant date and become exercisable over a period of one year, based on continued employment, either with monthly vesting or upon achievement of predetermined deliverables. The 2006 Plan permits the granting of incentive stock options and nonqualified stock options.

     The fair value of options issued during the year ended December 31, 2007 and 2006 was determined using the BSM option pricing model with the following assumptions:

                                         Year ended            Year ended
                                      December 31, 2007     December 31, 2006
                                      _______________________________________

     Risk-free interest rates          4.48% to 4.66%        4.25% to 4.85%
     Volatility factor                   81% to105%               100%
     Contractual life of options,
       in years                              3                      3
     Weighted average fair value
       of options granted                  $0.40                  $0.20

     During the year ended December 31, 2007, the Company granted 2,100,000 three year common stock options to consultants and employees, exercisable at $0.37 (85,000), $0.50 (380,000), $0.80 (560,000), $0.75 (1,000,000) and
     $0.81 (75,000) which were valued at $849,440. These options were granted under the terms of the Company's 2006 Plan.

     During the year ended December 31, 2006, the Company granted a total of 1,675,000 3 year common stock options to consultants and employees, exercisable at $0.31 per share which were valued at $330,401. These options were granted under the terms of the Company's 2006 Plan. Of this amount, 441,712 vested during the year and accordingly an expense of $95,595 has been recorded with respect to those options.

     During the year ended December 31, 2007, 1,572,862 options vested and accordingly an expense of $404,898 has been recorded with respect to those options. $126,491 was included in Consulting and Contract Labour expense and $278,407 was included in Salaries & Benefits expense.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     2004 STOCK OPTION PLAN

     The 2004 Stock Option Plan (the "2004 Plan") is a shareholder approved Plan that provides for grants to key individuals. Based on the terms of the individual option grants, options granted under the 2004 Plan generally expire 3-10 years after the grant date and generally become exercisable over a period of one year, based on continued employment, with monthly vesting. The 2004 Plan permits the granting of incentive stock options only.

     During the year ended December 31, 2005, the Company granted 787,500 stock options at an exercise price of $0.20 per share, under the Company's 2004 Plan. The options vest at 1/12 per month beginning June 10, 2005, and expire on May 10, 2008. Of the total number of options granted, 25,000 were granted to consultants and 762,500 were granted to directors and employees the latter of which were registered under an S-8 Registration Statement. The fair value of all of the options granted was determined to be $99,400

     The 25,000 options granted to consultants were valued at $3,200 and will be recorded as a consulting expense over the vesting period, $1,333 ($1,867 -
     2005) of which has been recorded for the year ending December 31, 2006.

     The fair value for the 762,500 options granted to directors and employees was determined to be $96,200. The amount recorded in the year ended December 31, 2006 was $38,502.


     A SUMMARY OF THE COMPANY'S STOCK OPTIONS ARE AS FOLLOWS:

     ___________________________________________________________________________
                                                                Weighted-Average
                                                   Shares       Exercise Price
     ___________________________________________________________________________

     Options outstanding, December 31, 2005       4,061,000           $0.67
     Options exercised during the year               (8,336)           0.20
     Options expired during the year             (1,679,000)           0.67
     Options granted during the year              1,675,000            0.33
     Options cancelled during the year             (450,000)           0.67
     Options outstanding, December 31, 2006       3,598,664            0.51
     Options exercised during the year             (275,696)           0.22
     Options expired during the year             (1,242,000)           0.89
     Options granted during the year              2,100,000            0.70
     Options cancelled during the year             (320,968)           0.49
     ___________________________________________________________________________
     Options outstanding, December 31, 2007       3,860,000           $0.52
     ===========================================================================

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


__________________________________________________________________________________
                               December 31, 2007
__________________________________________________________________________________
Options Outstanding                                        Options Exercisable
_______________________________________________________    _______________________
                                Weighted
                                Average        Weighted                   Weighted
Range of                        Remaining      Average                    Average
Exercise         Number         Contractual    Exercise    Number         Exercise
Prices           Outstanding    Life (yr)      Price       Exercisable    Price
__________________________________________________________________________________

$0.01 - $0.50    2,280,000      1.53           $0.34        2,150,454     $0.34

$0.51 - $1.00    1,580,000      2.60           $0.77          210,088     $0.80
_______________________________________________________    _______________________
                 3,860,000      1.97           $0.52        2,360,542     $0.38
=======================================================    =======================




14.  COMMITMENTS AND CONTINGENCIES

     a) ANNUAL LEASES

        The Company is committed to current annual lease payments totaling $320,054 for premises under lease. The lease expires in 2011. Approximate minimum lease payments over the remainder of the leases are as follows:

                                                       $

          2008                                      112,050

          2009                                       76,530

          2010                                       70,947

          2011                                       60,527
          _________________________________________________
          Total                                     320,054
          =================================================


     b) NATIONAL RESEARCH COUNCIL OF CANADA ("NRC") COLLABORATION

        JOINT COLLABORATION AGREEMENT

        In May 2004, the Company entered into a joint collaboration agreement with the NRC to develop a patentable enzyme technology for the processing of hemp fibres. The agreement was for three years and expired on May 9, 2007. The NRC was paid as it conducted work on the joint collaboration. There are no further costs or other off-balance sheet liabilities associated with the NRC agreement.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


        Over the term of the agreement, the Company paid the NRC $283,474 (CDN $282,000) in cash. In addition to cash payments, the Company contributed research and development valued at approximately $556,393 (CDN $553,500). All amounts payable pursuant to the terms of the original agreement have been paid. In October 2007, the Company entered into a new joint collaboration agreement with the NRC to continue to develop a patentable enzyme technology for the processing of hemp fibres. The agreement is for three years and expires on May 9, 2010. The NRC is to be paid as it conducts work on the joint collaboration. There are no further costs or other off-balance sheet liabilities associated with the NRC agreement.

        Over the term of the agreement, the Company will pay the NRC, $369,200 ($366,000CDN) of which $44,960 ($44,550CDN) was due and paid in 2007. In addition to cash payments the Company is to contribute $2,300,000 of "in kind", research and development over the course of the collaboration agreement.

        TECHNOLOGY LICENSE AGREEMENT

        On November 1, 2006, the Company entered into a technology license agreement with the NRC. The license agreement provides the Company a worldwide license to use and sublicense the NRC technology called CRAILAR(R). The Company has paid an initial $24,951 (CDN $25,000) fee and will pay an ongoing royalty of 3% on sales of products derived from the CRAILAR(R) process to the NRC with a minimum annual payment set at $15,130 (CDN$15,000) per year. During the year ended December 31, 2007 the Company paid $ 7,565 (CDN$7,500) and accrued $7,565 (CDN$7,500) of the minimum annual royalty.

     c) ALBERTA RESEARCH COUNCIL ("ARC") COLLABORATION

        In June 2007, the Company's subsidiary, Crailar Fiber Technologies Inc. ("CFT"), entered into a Master Agreement For Technology Development with the Alberta Research Council ("ARC") (the "Technology Agreement") to further develop and commercialize bast fiber technology. The Technology Agreement is intended to act as an umbrella agreement for further bast fiber development planned to be performed by the ARC under different Project Agreements. Under the terms of the Technology Agreement, commencing July 1, 2007, the Company will pay $25,131 (CDN $25,000 ) per quarter to the "ARC" and can terminate the agreement with 90 days notice, unless there are Project Agreements in effect, in which case this Technology Agreement shall expire when there are no longer any Project Agreements in effect. The Company paid $10,052 (CDN $10,000) on April 1, 2007, and $25,131 (CDN $25,000) as due per quarter for 2007. In addition to the above payments, CFT will be responsible for providing work-in-kind with a value of $25,131 (CDN $25,000) per calendar quarter commencing with the first Project Agreement. Under the terms of the Technology Agreement the Company will be entitled to an option for an exclusive, worldwide, royalty-bearing license to use any new

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


        intellectual property developed pursuant to a Project Agreement. The royalty based on this option will be 3% of gross sales for the first $50,000,000 and 1.5% of gross sales on excess of $50,000,000. The Technology Agreement is in effect as long as there is an active Project Agreement.

     d) CEO AGREEMENT

        On August 15, 2007, the Company signed an agreement with its Chief Executive Officer who will receive $12,500 a month for the period of one year and 1,000,000 options that will not vest until certain conditions are met. The contract can be cancelled by either party with 30 days notice. As at December 31, 2007, none of the options had vested.

     e) CONTINGENCY

        On May 10, 2006, the Company's prior Chief Operating Officer (the "Plaintiff") initiated legal proceedings against the Company by filing a Writ of Summons and Statement of Claim in the Superior Court of British Columbia, civil action no. S-063043. The claim is for wrongful dismissal and the Plaintiff has claimed the following:

          i. an Order that the Company pay the Plaintiff US $163,090 (CDN $182,988)

          ii.  damages in an unspecified amount for wrongful dismissal, and

          iii. an Order that the Company provide options to the Plaintiff in the following amounts and at the following prices: 100,000 shares at market price, 100,000 shares at US $0.75 per share, 120,000 shares at US $0.20 per share, and 250,000 shares at a price equal to that offered to other directors of the Company under the Company's Stock Option Plan,

          iv.  plus costs and interest.

        The parties have come to an agreement in regards to this dispute and the Company has agreed to pay the Plaintiff US $132,500 in two payments, six months apart with the first payment due in April 2008. An accrual for this amount has been included in the statements for the year ended December 31, 2007.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


15.  INCOME TAXES

     As at December 31, 2007, the Company has estimated tax loss carry forwards for tax purposes of approximately $6,191,000 (2006 - $3,795,000) which expire between 2008 and 2027. This amount may be applied against future federal taxable income. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgment about the realizability of future tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

     The reported income taxes differ from the amounts obtained by applying statutory rates to the loss before income taxes as follows:

                                                       2007            2006
                                                    ___________________________

       Loss before income taxes                     $ 1,937,171     $ 1,415,621
       Corporate tax rate                                   32%             32%
       Expected income tax provision (recovery)     $  (610,209)    $  (452,999)

       Increase (Decrease) resulting from:
          Non-deductible stock option expense           127,543          53,540
          Non-deductible expenses                         8,712           7,606
          Valuation Allowance                           473,954         391,853

                                                    ___________________________
        Future income tax provision (recovery)      $         -     $         -
                                                    ===========================

     The tax effects of temporary differences that give rise to the Company's future tax asset (liability) are as follows:

                                                       2007            2006
                                                    ___________________________

       Loss carry forwards                          $ 1,950,200     $ 1,187,700
       Valuation allowance                           (1,950,200)     (1,187,700)
                                                    ___________________________
                                                    $         -     $         -
                                                    ===========================

     As the criteria for recognizing future income tax assets have not been met due to the uncertainty of realization, a valuation allowance of 100% has been recorded for the current and prior year.

     The Company's non-capital losses, which can be applied to reduce future taxable income, expire as follows:

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


       Year of Expiry                               Amount
       ______________                             __________


            2008                                      19,000
            2009                                     145,000
            2010                                     140,000
            2013                                     318,000
            2014                                   1,076,000
            2015                                   1,216,000
            2025                                   1,309,000
            2026                                    463,0000
            2027                                   1,505,000

                                                  __________
                                                  $6,191,000
                                                  ==========


16.  RELATED PARTY TRANSACTIONS

     During the year ended December 31, 2007, $420,777 (2006 - $385,853) was incurred as remuneration to officers and directors of the Company. Of this amount, $221,679 (2006 - $122,891) is recorded as salaries and employee benefits expense and $199,098 (2006 - $269,962) is recorded as contract labour expense.

     On August 15, 2006, the Company granted 500,000 three year stock options at an exercise price of $0.31 per share, under the Company's 2006 Stock Option Plan to a director. These options were valued at $99,343 and are being expensed as certain conditions are met with approval of the board of directors, accordingly an expense of $89,409 has been recognized in the year ended December 31, 2007.

     On August 23, 2006, the Company granted 725,000 three year stock options at an exercise price of $0.31 per share, under the Company's 2006 Stock Option Plan to employees, directors and consultants. These options were valued at $144,047 and are being expensed over their one year vesting period commencing September 23, 2006. Accordingly an expense of $93,953 ($48,025-2006), has been recognized in the year ended December 31, 2007

     During April and May, 2007, the Company granted 465,000 three year stock options at an exercise price of $0.37 and $0.50 per share, under the Company's 2006 Stock Option Plan to employees and directors. These options were valued at $145,424 and are being expensed as certain conditions are met with approval of the board of directors, accordingly, an expense of $116,824 has been recognized in the year ended December 31, 2007.

     During August and September, 2007, the Company granted 1,635,000 three year stock options at an exercise price of $0.80, $0.75 and $0.81 per share, under the Company's 2006 Stock Option Plan to employees, directors and consultants. These options were valued at $704,016 and are being expensed as certain conditions are met with approval of the board of directors, accordingly, an expense of $94,853 has been recognized in the year ended December 31, 2007.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


     In January, 2007, a private company, in which the Company's CEO has a 1/3 equity ownership, purchased 428,573 units at $0.35 per unit, for proceeds of $150,000. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $0.75 per share, expiring in January, 2009. The estimated fair value of the warrants is $60,960 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 81% and a risk free interest rate of 4.85%.

     In May, 2007, a private company, in which the Company's CEO has a 1/3 equity ownership, purchased 250,000 units at $0.40 per unit, for proceeds of $100,000. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $0.70 per share, expiring in May, 2009. The estimated fair value of the warrants is $47,834 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 84% and a risk free interest rate of 4.66%.

     In December 2007, a private company, in which the Company's CEO has a 1/3 equity ownership, exercised 200,000 warrants for 200,000 shares at $0.50 per share for proceeds of $100,000.

     A private company, in which the Company's CEO has a 1/2 equity ownership, received $30,000 as commission on funds raised during 2007. These costs along with an accrual of a $4,500 were recorded as share issuance costs.

     In 2007, a director purchased 500,000 units at $0.40 per unit, for proceeds of $200,000. Each unit consists of one common share and one non-transferable common stock purchase warrant exercisable at $0.70 per share, expiring in May, 2009. The estimated fair value of the warrants is $95,668 using the Black Scholes option pricing model using a 2 year term, an expected volatility of 84% and a risk free interest rate of 4.66%.

     All related party transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties. (See also Notes 8 and 14(d).)

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


17.  CONCENTRATION RISK

     For the year ended December 31, 2007, four suppliers accounted for 100% of the Company's purchases of inventory. Two suppliers are located in China and supplied 87% of the Company's purchases, the other two suppliers are located in North America and supply approximately 13%.

     For the year ended December 31, 2006, four suppliers accounted for 100% of the Company's purchases of inventory. Two suppliers are located in China and supplied 69% of the Company's purchases, the other two suppliers are located in North America and supply approximately 31%.


18.  PROPERTY TRANSFER

     On July 3, 2004, the Company received 80 acres of industrial property in Craik, Saskatchewan for development of a hemp fibre mill. The Company, through its subsidiary 068782 B.C. Ltd., was granted title to the land from the Town of Craik and the Rural Municipality of Craik No. 222 in exchange for $1. Provided the Company is successful in the development of a mill, by July 1, 2007, there will be no further obligations to the Town of Craik. In June, 2007, the Company received a 1 year extension to develop a mill on the property until July 1, 2008. In January 2008, the Company commissioned a geo tech study of the land which was completed in February 2008 as part of the Company's preparation to develop a mill in Craik. However, if development of the facility proves unsuccessful, the Company will either purchase the land for $35,000 or surrender the land back to the Town of Craik. The transfer of the registration of title was completed on February 8, 2005.


19.  GOVERNMENT GRANT

     The Company is eligible for certain non-refundable grants from Government of Canada under its Scientific Research and Development tax credit program ("SRED Program").

     As of December 31, 2007, the Company has recorded and received a grant of $46,663 ($37,952-2006).

     The above government grants have been recorded as a recovery of research and development expenses.

NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


20.  SEGMENTED INFORMATION

     The Company's consolidated operations are conducted in two business segments, Naturally Advanced Technologies Inc, which includes apparel sales and Crailar Fiber Technologies Inc which is developing Crailar technology.


     FOR THE YEAR PERIOD ENDED DECEMBER 31, 2007

                                                     Naturally Advanced      Crailar Fiber
                                                      Technologies Inc      Technologies Inc             Total
                                                             $                      $                      $

     Revenue                                             2,490,885                     -               2,490,885
     Operating profit (loss)                            (1,687,832)             (249,339)             (1,937,171)

     AS AT DECEMBER 31, 2007

     Total assets                                        2,019,044               290,782               2,309,826
     Intangible Assets                                       4,096                61,624                  65,720


     FOR THE YEAR PERIOD ENDED DECEMBER 31, 2006

                                                     Naturally Advanced      Crailar Fiber
                                                      Technologies Inc      Technologies Inc             Total
                                                             $                      $                      $

     Revenue                                             1,266,781                    -                1,266,781
     Operating profit (loss)                            (1,202,916)             (212,705)             (1,415,621)

     AS AT DECEMBER 31, 2006

     Total assets                                          710,918               493,879               1,204,077
     Intangible Assets                                                            52,997                  52,997


     The reconciliation of the segment profit (loss) to net income (loss) as reported in the financial statements is as follows:

     For the Year Period  Ended                                  2007                  2006
     December 31,                                                 $                     $

     Segment (Loss)                                          (1,937,171)           (1,415,621)
     Minority Interest                                                -                40,722
     Net Income (loss)                                       (1,937,171)           (1,374,899)


NATURALLY ADVANCED TECHNOLOGIES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007


21.  GAIN ON SETTLEMENT OF DEBT

     The Company was indebted to two vendors during the year ended December 31, 2006; these vendors were unwilling or unable to accept payment from the Company.

22.  SUBSEQUENT EVENTS

     a) In February 2008, 172,500 shares were issued pursuant to the exercise of employee and consultants options between $0.20 and $0.50 per share for proceeds of $47,050.

     b) In March 2008 25,000 shares were issued pursuant to the exercise of employee options at $0.81 per share for proceeds of $20,250.

     c) In March 2008, 385,715 shares were issued pursuant to the exercise of warrants between $0.50 and $0.75 per share for proceeds of $ 264,286.

     d) On March 7, 2008 the Company increased the amount available from the secured loan agreement with a director of the Company to $700,000 and made a draw against the loan for $183,000 on March 8, 2008. (Note 8)

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

This is management's discussion and analysis ("MD&A") of the financial condition and the results of operations for Naturally Advanced Technologies Inc. that comment on the operations, financial condition and cash flows for the twelve months ended December 31, 2007. Our Consolidated Financial Statements are prepared in accordance with United States generally accepted accounting principles (US GAAP). All financial information is reported in US dollars (US$) unless expressly stated otherwise.

This MD&A should be read in conjunction with the attached audited Consolidated Financial Statements for the period ended December 31, 2007, the annual MD&A contained in the 2007 Annual Report and the audited Consolidated Financial Statements for the period ended December 31, 2007. Additional supporting information can also be found on our website at WWW.NATURALLYADVANCED.COM.

The matters discussed in these sections that are not historical or current facts deal with potential future circumstances and developments. Such forward-looking statements include, but are not limited to, the development plans for the Company's growth, trends in the results of our development, anticipated development plans, operating expenses and our anticipated capital requirements and capital resources. As such, these forward-looking statements may include words such as "plans", "intends", "anticipates", "should", "estimates", "expects", "believes", "indicates", "targeting", "suggests" and similar expressions. The actual results are expected to differ from these forward-looking statements and these differences may be material.

NAT OVERVIEW

Naturally Advanced Technologies Inc. is a Cleantech company focused on providing environmentally-friendly textile, composite, biomass and pulping solutions through the cost effective processing of industrial Hemp, and other bast fiber crops. This proprietary fiber processing platform, called CRAILAR(R), has been developed in conjunction with the NRC and the ARC, with us owning the exclusive global licensing rights for this technology. The CRAILAR(R) process and resulting products and by-products are expected to have applications in textile, composite material, energy and pulp and paper markets.

2007 RESULTS OF OPERATIONS

________________________________________________________________________________

                     TWELVE MONTHS ENDED DECEMBER 31, 2007
________________________________________________________________________________

                                2007               2006              % Change
Sales                      $ 2,490,885        $ 1,266,781              96%
Gross Profit               $   794,546       $    330,873             140%
Net Income                ($ 1,937,171)      ($ 1,374,899)             41%
Earnings (Loss)/share           ($0.08)            ($0.07)             14%

________________________________________________________________________________

      Comparison of FY2007 financial results with FY2006 financial results.

     REVENUE AND GROSS MARGINS

Our net operational loss during the twelve-month period ended December 31, 2007 was ($1,937,171) compared to ($1,374,899) during the twelve-month period ended December 31, 2006, an overall increase of 41%. However, we generated gross revenues of $2,490,885 during fiscal year 2007 compared to $1,266,781 in gross revenues for the twelve-month period ended December 31, 2006, up 96%. The rise in sales during fiscal year 2007 is attributed to the continued marketing success at our sustainable apparel division, HTnaturals. HTnaturals saw continued customer interest and market uptake for our natural fiber garments among retail customers, such as COSTCO Canada, as well as an increase in corporate orders, with customers now including Starbucks and Google.

Cost of goods sold increased during the twelve-month period ended December 31, 2007, to $1,696,339 from $935,908 for fiscal year 2006, resulting in net sales, or a gross profit, of $794,546 for fiscal year 2007 compared to $330,873 for the same period in 2006. Cost of goods sold as a percentage of sales decreased from fiscal year 2006 to 2007, dropping from 74% to 68%. This change was attributed to streamlined inventory procedures, increased product margins and internal cost controls. Our gross profit as a percentage of sales rose from 26% for fiscal year 2006 to 32% for fiscal year 2007.

     OPERATING EXPENSES

During the twelve-month period ended December 31, 2007, we recorded operating expenses of $2,731,717 compared to operating expenses of $1,746,494 for the same period in 2006, an increase of $985,223. When measured as a percentage of sales, operating expenses decreased to 109% in fiscal 2007 from 137% in fiscal year 2006, reflecting management's focus on creating a more competitive operating framework.

Operating expenses consisted of: (i) $287,766 (2006: $228,521) in advertising and promotion ; (ii) $24,144 (2006: $17,919) in amortization and depreciation;
(iii) $562,069 (2006: $390,073) in consulting and contract labor (iv) $413,322
(2006: $271,395) in general & administrative; (v) $96,855 (2006: $81,155) in interest; (vi) $188,706 (2006: $192,072) in legal and accounting; (vii) $301,409
(2006: $237,531) in research & development; and (viii) $904,109 (2006: $413,941)
in salaries & benefits. A government grant in the amount of $46,663 (2006:
$37,952) was paid to us, which offset some of the above noted operating expenses. Our net loss from operations during the twelve-month period ended December 31, 2007, was ($1,937,171) or ($0.08) per share compared to a net loss of ($1,415,621) or ($0.07) per share for fiscal year 2006. For the twelve-month period ended December 31, 2007, the weighted average number of shares outstanding was 25,140,373 compared to 19,180,368 at December 31, 2006.

Advertising and promotion expenses increased by 26% to $287,766 for the twelve-month period ended December 31, 2007, from $228,521 for the same period in 2006. This increase was due to enhanced website communications and print advertising, the hiring of a public relations firm, as well as an increased sales presence by the Company at several major tradeshows during fiscal year 2007.

Consulting and contract labor expenses increased to $562,069 for the twelve-month period ended December 31, 2007, from $390,073 for the same period in 2006, due to the addition of our new Chief Executive Officer as well as an increase in stock based compensation.

General and administrative expenses grew by $141,927 to $413,322 for the twelve-month period ended December 31, 2007, compared to $271,395 for the same period in 2006. The increase in general and administrative expenses was related to increased business infrastructure requirements that are necessary for management to continue to execute our long-term growth strategy.

Interest costs for the twelve-month period ended December, 31, 2007, were $96,855 compared with $81,155 for the same period in 2006. The increase in interest costs relates to the loan from a director which has been used to underwrite apparel production.

Research and development costs were $301,409 for the twelve-month period ended December 31, 2007, compared to $237,531 for the same twelve-month period in 2006, an increase of 27%. This increase is attributed to the increase in testing associated with the successes achieved in the development of the CRAILAR(R) technology platform.

Salaries and benefits expenses increased to $904,109 for the twelve-month period ended December 31, 2007, compared with $413,941 for the same period in 2006. This increase was due to the addition of key personnel in sales, warehousing and accounting, to support our growth, as well as an increase in stock based compensation, and increased management costs.

     NET INCOME

The net loss for the twelve-month period ending December 31, 2007, was ($1,937,171) compared to a loss of ($1,374,899) for the same period in 2006, which is an increase in the net loss of ($562,272) or 41%. This increase in loss was primarily due to the increase in operating expenses, which were related to our growth and development objectives in fiscal year 2007. The loss as a percentage of gross revenues decreased from 109%, for the twelve-month period ended December 31, 2006, to 78% for the same period in 2007, as a result of management's focus to create a more competitive operating framework.

For the twelve-month period ended December 31, 2007, the weighted average number of shares outstanding was 25,140,373 compared to 19,180,368 at December 31, 2006.

LIQUIDITY AND CAPITAL RESOURCES

For the twelve-month period ended December 31, 2007, our current assets were $2,165,367 and our current liabilities were $1,333,349 which resulted in working capital of $832,018. As at December 31, 2007, total assets were $2,309,827 consisting of: (i) $660,407 in cash; (ii) $510,640 in trade accounts receivable;
(iii) $843,531 in inventory; (iv) $150,789 in prepaid expenses and other; (v) $78,740 in property and equipment; and (vi) $65,720 in intangible assets.

As at December 31, 2007, total liabilities were $1,544,291 and were comprised of
(i) $333,833 in accounts payable and accrued liabilities; (11) $110,883 in accrued liabilities (iii) $543,322 in amounts due related parties; (iv) $1,582 in capital lease obligations; (v) $100,000 in notes payable; (vi) $21,729 in short term debt.; (vii) $200,000 in long term notes payable; and (viii) $10,942 in long term debt.

Stockholders' Equity increased by $487,052 from $278,484, at December 31, 2006, to $765,536 at the twelve-month period ended December 31, 2007.

As of December 31, 2007, we had cash of $660,407 compared with $414,233 at December 31, 2006, an increase of $246,174.

The cash flows used in operations for the twelve-month period ended December 31, 2007, were ($2,123,003) compared with ($1,258,518) for the same period in 2006. Cash flows used in operations for the twelve-month period ended December 31, 2007, consisted primarily of a net loss of ($1,937,171), $24,144 in depreciation and amortization; stock based compensation of $411,048; an increase in accounts receivable of ($130,697); an increase in inventory of ($583,356); an increase in prepaid expenses of ($60,750); a decrease in accounts payable and accrued liabilities of $142,087; and (e) a decrease in amounts due to related parties of $11,692.

The cash flows used in investing activities for the twelve-month period ended December 31, 2007, were ($108,917) compared to ($59,318) for the same period in 2006. Cash flows used in investing activities consisted of (i) a purchase of property & equipment totaling ($96,194); and (ii) the acquisition of trademarks & licenses for ($12,723).

Cash flows provided by financing activities at December 31, 2007, totaled $2,300,763 versus $432,251 during the same period in 2006 as we: (i) issued $1,890.662 of capital stock for cash (2006: $569,318); (ii) adjusted ($8,978) of
APIC to capital; (iii) received $410,000 as a manufacturing loan from a director; (iv) long term debt decreased by ($16,828); (v) short term debt increased by $21,729; and (vi) capital lease obligations decreased by ($4,800) .

The effect of exchange rates on cash resulted in an unrealized gain of $177,331 for the twelve-months ending December 31, 2007, compared with $38,879 of unrealized gain in the same period of 2006. These gains are the direct result of the depreciation of the US dollar versus the Canadian dollar in calendar year 2007.

PLAN OF OPERATION

Management expects to continue expanding its business platform through the commercialization of CRAILAR(R) technology for bast fiber processing and production, with resulting textile, composite, pulp and fiber products expected to address inherent environmental problems currently affecting these industries. Management recognizes the disruptive force that the CRAILAR(R) technology platform possesses for global textile, composite material, pulp and paper, and energy markets. As such, management is focusing on our growth through the commercialization of CRAILAR(R), which is expected to begin generating revenues in Q1 of 2009.

     CRAILAR(R)

During fiscal year 2007, CRAILAR(R) completed proof of concept testing on three separate bast fiber processing techniques with the NRC in Ottawa and the ARC in Edmonton. Proof of concept testing at the NRC included the completion of the first CRAILAR(R) F-Series processing equipment which was constructed in Montreal and installed at the NRC facility in Ottawa. Ongoing tests with this equipment continue to establish the efficacy of CRAILAR(R) enzymatic processes, with early test fibers meeting the requirements of the textile producing industry. In January 2008, we signed phase II of the Collaboration Agreement with the NRC, extending the Collaboration Agreement for an additional three years. Phase II of the Collaboration Agreement will assist us in further development and commercialization of CRAILAR(R), and will ensure the continuity of the original research team to facilitate ongoing collaboration with us.

During the fourth quarter of 2007, we began scaling three sets of CRAILAR(R) processing equipment at a pilot plant facility in Montreal. The first set is expected to be operational by the second quarter of 2008, with an initial processing capacity of approximately 1,000 pounds of fiber per batch. Once this initial quantity of fiber is produced, we expect to move onto larger scale spinning trials that should result in sufficient yarn for the production of CRAILAR(R) F-Series garments.

In May 2007, the ARC filed two provisional patent applications related to decortication and degumming technologies for which the Company has secured exclusive worldwide licensing rights from the ARC. We, through CFT, completed the installation of proprietary decortication equipment at the ARC. The Company completed proof of concept testing on the proprietary degumming technology at the NRC's Industrial Materials Institute in Montreal. Test results were in line with expectations and suitable for industrial use. CFT is currently working with a third party to produce a sufficient quantity of cellulose pulp for larger extrusion trials in Q2 of 2008. We expect these trials to produce enough extruded fiber to produce sample CRAILAR(R) X-Series apparel. CRAILAR(R) X-Series fiber produced with this degumming technology is expected to be used in performance moisture management apparel applications along with composite materials.

As of the date of this publication, we have completed geotechnical surveys on the proposed site of our first processing mill in Craik, Saskatchewan. Expected to be built by Q4 2008 and operational in Q1 of 2009, the facility will have a nameplate production capacity of 52 million kilograms (114 million pounds) of feedstock fiber per year for either F-Series or X-Series processes.

     HTNATURALS

For the twelve-month period ended December 31, 2007, HTnaturals continued to see strong growth in its apparel sales, in both the seasonal retail line and the higher volume corporate wear line. HTnaturals apparel is made from eco fabrics crafted from a proprietary combination of fibers including Hemp, organic cotton, bamboo, soy, recycled polyester, and other organic textiles. Consumer interest and uptake of both the Spring 2007 and Fall 2007 lines increased repeat sales among our retail customer base. Sales through COSTCO Canada increased during this time as well, as Costco's customers continued to respond positively to the

HTnaturals lines with additional programs now extending into Q2 2008. Continued emphasis on corporate responsibility with respect to the environment and climate change has increased demand for HTnaturals' corporate items, called HTbasics, which are sold directly to screen printers and corporate clients. HTnaturals also completed sales order delivery for internet search giant Google in Q4 2007; adding them to a list of corporate customers that already includes Starbucks and Volkswagen.

     NOTE ON PLAN OF OPERATION

While we expect that profitable operations will be achieved in the future, there can be no assurance that revenue, margins, and profitability will increase, or be sufficient to support operations over the long term. Management expects that we will need to raise additional capital to meet short and long-term operating requirements. Management believes that private placements of equity capital and debt financing may be adequate to fund our long-term operating requirements. Management may also encounter business endeavors that require significant cash commitments or unanticipated problems or expenses that could result in a requirement for additional cash. If we raise additional funds through the issuance of equity or convertible debt securities other than to current shareholders, the percentage ownership of current shareholders would be reduced, and such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective business endeavors or opportunities, which could significantly and materially restrict business operations. Management is continuing to pursue external financing alternatives to improve our working capital position and to grow the business to the greatest possible extent.

MATERIAL COMMITMENTS

A significant commitment for us during fiscal year 2008 is the principal amount of $300,000 due and owing pursuant to a secured and subordinated loan agreement with Celestine Asset Management ("CAM"). The term of the renewed loan is from October 22, 2005, to April 22, 2007, and the interest rate is 12% per annum, calculated semi-annually, with payments due semi-annually. The principal amount of the loan is due as follows: (i) $100,000 on July 1, 2006 (which was paid on November 2, 2006); and (ii) $300,000 on April 22, 2007. On April 21, 2007, we
were granted an extension of ninety days by CAM on the same terms. The security granted to CAM is: (i) a fixed charge and a security interest in our existing accounts receivable insurance policy obtained through Export Development Canada and St. Paul Guarantee Insurance Company respecting losses sustained by us; and
(ii) a floating charge and a security interest in all of our assets, subject and subordinate to any borrowing by us with banks and lending institutions. The loan became due on July 22, 2007. On July 21, 2007, the loan was renewed until April 22, 2009 at 12% per annum, calculated semi-annually, with interest payments due semi-annually. The loan is now due as follows: (i) $100,000 on July 22, 2008; and (ii) $200,000 on July 22, 2009. There was no fee paid for arranging the renewal of the loan. The new loan is in favor of Rana Corp.

Another significant commitment for us in fiscal year 2008 is the amount of $510,000 advanced by a director to facilitate the production of the new apparel designs. In March 2008, we increased the amount outstanding to the director by $183,000. The loan has an interest rate of 12% with a 1% charge for each advance. The loan matures on February 28, 2009.

An additional significant commitment for us in fiscal year 2008 is the Collaboration Agreement we entered into with NRC to continue to develop a patentable enzyme technology for the processing of hemp fibers. Phase II of this agreement is for a three year term, which expires on May 9, 2010. The NRC is to be paid as it conducts work on the joint collaboration. As the NRC completes research and development work, the monies become due. There are no further costs or other off-balance sheet liabilities associated with the NRC JCA agreement. Over the term of the Collaboration Agreement, we will pay the NRC $369,200 ($366,000 CDN) of which $89,880 ($89,100 CDN) was due in 2007. The amount due in 2007 was paid as of the date of this Annual Report. In addition to cash payments, we are required to contribute $2,300,000 in research and development over the course of the Collaboration Agreement.

A significant commitment for us in fiscal year 2008 will be the settlement of legal proceedings with our prior Chief Operating Officer. The parties have come to an agreement in regards to this dispute and we will pay Mr. Guy Carpenter $132,500 in two payments, six months apart with the first payment due in April 2008

OFF-BALANCE SHEET ARRANGEMENTS

As of the date of this Annual Report, we do not have any off-balance sheet arrangements that have, or are reasonably likely to have, a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term "off-balance sheet arrangement" generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with us is a party, under which we have: (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

AUDIT COMMITTEE REPORT

The Board of Directors has established an Audit Committee. The members of the Audit Committee are Ms. Larisa Harrison, Mr. Robert Edmunds and Mr. Miljenko Horvat. Two of the three members of the audit committee are "independent" within the meaning of Rule 10A-3 under the Exchange Act. The Audit Committee was organized in November 20, 2004, and operates under a written charter adopted by our Board of Directors. The Audit Committee has reviewed and discussed with management the Company's financial statements as of and for the twelve-month period ended December 31, 2007. The Audit Committee has also discussed with Dale Matheson Carr-Hilton LaBonte the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Dale Matheson Carr-Hilton LaBonte required by Independence Standards Board Standard No. 1, Independence Discussions with Audit

Committees, as amended, and has discussed with Dale Matheson Carr-Hilton LaBonte their independence. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-KSB for fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission.

INTERNAL CONTROLS AND PROCEDURES

An evaluation was conducted under the supervision and with the participation of our management, including Jason Finnis, our Chief Operating Officer, and Guy Prevost, our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2007. Based on that evaluation, Messrs. Finnis and Prevost concluded that our disclosure controls and procedures were effective as of such date to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. Such officers also confirm that there was no change in our internal control over financial reporting during fiscal year ended December 31, 2007, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

We maintain "disclosure controls and procedures," as such term is defined in Rule 13a-15(e) under the Securities Exchange Act of 1934 (the "Exchange Act"), that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. We conducted an evaluation (the "Evaluation"), under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures ("Disclosure Controls") as of the end of the period covered by this report pursuant to Rule 13a-15 of the Exchange Act. The evaluation of our disclosure controls and procedures included a review of the disclosure controls' and procedures' objectives, design, implementation and the effect of the controls and procedures on the information generated for use in this report. In the course of our evaluation, we sought to identify data errors, control problems or acts of fraud and to confirm the appropriate corrective actions, if any, including process improvements, were being undertaken. Our Chief Executive Officer and our Chief Financial Officer concluded that, as of the end of the period covered by this report, our disclosure controls and procedures were effective and were operating at the reasonable assurance level.

This annual report does not include an attestation report of the company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only the management's report in this annual report.

CORPORATE GOVERNANCE POLICIES

Effective February 27, 2008, our Board of Directors adopted certain policies, terms of reference, charters and guidelines (collectively, the "Corporate Governance Policies"), for our Board of Directors and senior management to follow: (i) Corporate Governance Policy; (ii) Corporate Disclosure Policy; (iii) Securities Trading Policy; (iv) Board of Directors' Charter; (v) Terms of Reference for the Chief Financial Officer; (vi) Terms of Reference for Committee Chairs; (vii) Audit Committee Charter; (viii) Corporate Governance Committee Charter; (ix) Compensation Committee Charter; (x) Disclosure Charter Policy;
(xi) Code of Conduct; and (xi) Insider Trading and Reporting Guidelines.

In general, the Corporate Governance Policies set forth our governance policies and our practice among our Board of Directors and senior management, including the constitution and independence of the Board, the functions to be performed by the Board of Directors and its committees and the effectiveness of the administration by Board members. The Corporate Governance Policies are made a part of this Annual Report as listed in the Exhibits. The Corporate Governance Policies can also be found on our website at WWW.NATURALLYADVANCED.COM.

           NATURALLY ADVANCED TECHNOLOGIES INC.


                                               [Computershare Logo Appears Here]
                                                9th Floor, 100 University Avenue
                                                        Toronto, Ontario M5J 2Y1
                                                           www.computershare.com




                                 SECURITY CLASS

                                 HOLDER ACCOUNT NUMBER


                                                                    ............
                                                                        Fold

FORM OF PROXY - ANNUAL GENERAL MEETING TO BE HELD ON JULY 10, 2008

THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.

NOTES TO PROXY

1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OR COMPANY OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OR COMPANY OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE HOLDER, HOWEVER, IF SUCH A DIRECTION IS NOT MADE IN RESPECT OF ANY MATTER, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
                                                                    ............
                                                                        Fold
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

         PROXIES SUBMITTED MUST BE RECEIVED BY 5:00 P.M., EASTERN TIME,
                            ON MONDAY, JULY 7, 2008.

       VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!


TO VOTE USING THE TELEPHONE              TO VOTE USING THE INTERNET

o Call the number listed BELOW from a    o Go to the following web site:
  touch tone telephone.                    www.investorvote.com
  1-866-732-VOTE (8683) TOLL FREE


IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THIS PROXY.


VOTING BY MAIL may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

VOTING BY MAIL OR BY INTERNET are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

TO VOTE BY TELEPHONE OR THE INTERNET, YOU WILL NEED TO PROVIDE YOUR CONTROL NUMBER, HOLDER ACCOUNT NUMBER AND ACCESS NUMBER LISTED BELOW.

CONTROL NUMBER                HOLDER ACCOUNT NUMBER                ACCESS NUMBER


APPOINTMENT OF PROXYHOLDER

THE UNDERSIGNED  SHAREHOLDER  ("REGISTERED  SHAREHOLDER") OF NATURALLY              PRINT  THE NAME OF THE PERSON YOU ARE
ADVANCED  TECHNOLOGIES  INC. (THE  "COMPANY")  HEREBY APPOINTS:  KENNETH     OR     APPOINTING  IF  THIS  PERSON  IS  SOMEONE
BARKER,  CEO  and a director, or failing this person, Jason Finnis,                 OTHER THAN THE MANAGEMENT
President, COO and a director,                                                      NOMINEES LISTED HEREIN._________________________

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Naturally Advanced Technologies Inc. to be held at 500
Granville  Street,  Vancouver,  BC Canada V6C 1W6 on Thursday,  July 10, 2008 at
2:00 p.m. (Pacific Time) and at any adjournment thereof.


VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

                                                                 FOR     Against

1. SET THE NUMBER OF DIRECTORS - To set the number of Directors
   at seven.                                                     [ ]       [ ]

                                                                    ............
                                                                        Fold
2. ELECTION OF DIRECTORS

                     FOR  Withhold                         FOR  Withhold                       FOR  Withhold

01. Kenneth Barker   [ ]    [ ]       02. Robert Edmunds   [ ]     [ ]       03. Jason Finnis  [ ]     [ ]


04. Larisa Harrison  [ ]    [ ]       05. Miljenko Horvat  [ ]     [ ]       06. Peter Moore   [ ]     [ ]


07. Guy Prevost      [ ]    [ ]

                                                                         WITHHOLD

3. APPOINTMENT OF AUDITORS - Appointment of Dale Matheson
   Carr-Hilton LaBonte LLP as Auditors of the Company and
   authorizing the   Directors  to fix their remuneration.       [ ]       [ ]

                                                                 FOR     Against

4. STOCK OPTION PLAN - To approve the Company's stock
   option plan.                                                  [ ]       [ ]
                                                                    ............
                                                                        Fold

                                                                 FOR     Against

5. TRANSACT OTHER BUSINESS - To transact such other business as may properly come before the Annual General Meeting or
   any adjournment or adjournments thereof.                      [ ]       [ ]


________________________________________________________________________________


AUTHORIZED  SIGNATURE(S) - THIS SECTION MUST BE COMPLETED FOR YOUR
INSTRUCTIONS TO BE EXECUTED.                                                         SIGNATURE(S)                 DATE

I/We authorize you to act in accordance with my/our  instructions set out above.
I/We hereby revoke any proxy previously given with respect to the Meeting. IF NO
VOTING INSTRUCTIONS ARE INDICATED ABOVE, THIS PROXY WILL BE VOTED AS RECOMMENDED
BY MANAGEMENT.                                                                       ________________________     DD/MM/YY

________________________________________________________________________________


      [NAT LOGO APPEARS HERE]
                NAT
NATURALLY ADVANCED TECHNOLOGIES INC.


                        FINANCIAL STATEMENT REQUEST FORM


Dear Shareholder

In accordance with the rules of National Instrument 51-102 "Continuous Disclosure Obligations", effective March 30, 2004, as a registered shareholder or non-registered shareholder of the Company you are entitled to receive our interim financial statements, annual financial statements, or both. If you wish to receive them, please either complete the information below and return the form by mail. Your name will then be placed on the Supplemental Mailing List maintained by the Company.

As long as you remain a registered shareholder, you will receive this form each year and will be required to renew your request to receive these financial statements.

To:      Naturally Advanced Technologies Inc.
         Suite 402 - 1008 Homer Street, Vancouver, BC  CANADA V6B 2X1

I wish to receive your (CHECK ONE OR BOTH AS NECESSARY):

                           _________        Interim Financial Statements & MD&A
                           _________        Annual Financial Statements & MD&A

Preferred method of communication:

                           _________        Email
                           _________        Mail

which should be sent to:

                  _____________________________________________________
                  Name

                  _____________________________________________________
                  Address

                  _____________________________________________________
                  Email Address




[Crailar Logo Appears Here] [HTnaturals Logo Appears Here] [Organic Logo Appears Here] [Co-op America Logo Appears Here]


                                      NATURALLY ADVANCED TECHNOLOGIES INC.
402-1008 Homer Street Vancouver, BC Canada V6B 2X1 * T: 604.683.8582 * F: 604.683.8586 * toll-free: 866.436.7869
            www.naturallyadvanced.com * www.crailar.com * www.htnaturals.com * E:info@htnaturals.com
